UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number          811-07896

                          GAMCO Global Series Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                                 Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                         Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code:  1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2014

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Rising Income and Dividend Fund Annual Report — December 31, 2014	Mario J. Gabelli, CFA Portfolio Manager

To Our Shareholders,

For the year ended December 31, 2014, the net asset value (“NAV”) per Class AAA Share of The Gabelli Global Rising Income and Dividend Fund increased 1.6% compared with increases of 3.7% and 4.9% for the Bank of America Merrill Lynch Global 300 Convertible Index and the Morgan Stanley Capital International (“MSCI”) World Index, respectively. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Performance Discussion (Unaudited)

Most of the headline grabbing events of 2014 took place outside the United States, such as the rise of ISIS in the Middle East and the outbreak of Ebola in West Africa. Japan slipped back into recession and China showed signs of slowing growth as its economy makes the transition from investment led growth to more consumption led growth. Every dollar spent on investment in China has a bigger impact on job creation than a dollar spent on consumption. Countries that export commodities to China are seeing their growth slow too. The falling price of crude oil, acting with the sanctions imposed upon Russia, are destroying Russian wealth via lower stock prices, lower ruble prices, and less investment in Russia. The ruble has fallen about 45% relative to the dollar to a new low.

In Europe, the spotlight has been on Mario Draghi, the head of the European Central Bank. Europe’s recovery has lost momentum and talk of looming deflation has returned. Draghi has promised to “do whatever it takes” to sustain the recovery and the euro, implying a change in policy to full scale quantitative easing (QE).

The U.S., too, will benefit from the roughly 50% decline in the price of crude since last June. Every one cent decline in the price of a gallon of gasoline translates into an extra billion dollars of consumer free cash flow, mitigating the effect of stagnated wages. The monthly payroll report for November was the best in years. Growth has accelerated as inflation has declined, signifying a true decoupling from the weakness infiltrating many overseas economies.

Selected holdings that contributed positively to performance in 2014 were Berkshire Hathaway Inc., Cl. A (1.7% of net assets as of December 31, 2014), a diversified company with major interests in GEICO, life insurance, annuity sales, and sales of jewelry; Hillshire Brands Co.(acquired by Tyson Foods on August 29, 2014), which produces, distributes, and markets chicken, beef, pork, prepared foods, and related allied products worldwide; and Sony Corp., ADR (1.2%), which designs, develops, manufactures, and sells electronic equipment, instruments, and devices for consumer, professional, and industrial markets worldwide. Some of our weaker performing securities were Eastman Kodak Co. (0.4%), a technology company, providing products and services in entertainment imaging and commercial films worldwide; Yashili International Holdings Ltd. (0.3%), an investment holding company, engaging in the manufacture and sale of dairy and nourishment products in the People’s Republic of China; and Kinnevik Investment AB, Cl. A (1.1%), an investment company owning positions in the communications, e-commerce, entertainment, and financial services sectors.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert

President

February 20, 2015

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (2/3/94)
Class AAA (GAGCX)	1.59%	5.66%	2.60%	4.50%
Bank of America Merrill Lynch Global 300 Convertible Index	3.66	7.64	6.18	N/A	(d)
MSCI World Index	4.94	10.20	6.03	6.66	(e)
Lipper Convertible Securities Fund Average	6.14	10.18	6.80	7.78
Class A (GAGAX)	1.61	5.68	2.63	4.53
With sales charge (b)	(4.23)	4.43	2.03	4.22
Class C (GACCX)	0.92	4.17	1.49	3.86
With contingent deferred sales charge (c)	(0.08)	4.17	1.49	3.86
Class I (GAGIX)	1.90	5.90	2.80	4.59

In the current prospectuses dated April 30, 2014, the gross expense ratios for Class AAA, A, C, and I Shares are 2.31%, 2.31%, 3.06%, and 2.06%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 2.00%, 2.00%, 2.75%, and 1.75%, respectively. See page 11 for the expense ratios for the year ended December 31, 2014. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)  Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on May 2, 2001, November 26, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The Bank of America Merrill Lynch Global 300 Convertible Index is an unmanaged global convertible index composed of companies representative of the market structure of countries in North America, Europe, and the Asia/Pacific region. The MSCI World Index is an unmanaged adjusted market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific region. The Lipper Convertible Securities Fund Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b) Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(c) Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(d) There is no data available for the Bank of America Merrill Lynch Global 300 Convertible Index prior to December 31, 1994.
(e) MSCI World Index since inception performance is as of January 31, 1994.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND (CLASS AAA SHARES),

LIPPER CONVERTIBLE SECURITIES FUND AVERAGE, AND MSCI WORLD INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Gabelli Global Rising Income and Dividend Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from July 1, 2014 through December 31, 2014                     Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2014.

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period*
The Gabelli Global Rising Income and Dividend Fund
Actual Fund Return
Class AAA	$1,000.00	$ 985.10	2.02%	$10.11
Class A	$1,000.00	$ 984.90	2.02%	$10.11
Class C	$1,000.00	$ 982.00	2.77%	$13.84
Class I	$1,000.00	$ 986.90	1.77%	$ 8.86
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.02	2.02%	$10.26
Class A	$1,000.00	$1,015.02	2.02%	$10.26
Class C	$1,000.00	$1,011.24	2.77%	$14.04
Class I	$1,000.00	$1,016.28	1.77%	$ 9.00

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2014:

The Gabelli Global Rising Income and Dividend Fund

Long Positions	Percent
U.S. Government Obligations	56.0%
Financial Services	9.4%
Food and Beverage	6.0%
Diversified Industrial	4.3%
Telecommunications	3.8%
Health Care	3.5%
Specialty Chemicals	2.4%
Energy and Utilities	1.6%
Automotive: Parts and Accessories	1.5%
Hotels and Gaming	1.4%
Cable and Satellite	1.2%
Electronics	1.2%
Automotive	1.2%
Consumer Products	1.0%
Wireless Communications	1.0%
Metals and Mining	0.6%
Semiconductors	0.6%

Computer Software and Services	0.6%
Equipment and Supplies	0.5%
Retail	0.5%
Building and Construction	0.4%
Entertainment	0.4%
Energy and Energy Services	0.2%
Consumer Staples	0.2%
Machinery	0.1%
Consumer Services	0.1%
Broadcasting	0.0%
Other Assets & Liabilities (Net)	0.4%

Short Positions
Health Care	(0.1)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments — December 31, 2014

Principal Amount		Cost	Market Value
	CONVERTIBLE CORPORATE BONDS — 4.3%
	Automotive — 1.2%
	Navistar International Corp., Sub. Deb.,
$ 200,000	4.500%, 10/15/18(a)	$199,225	$192,750
300,000	4.750%, 04/15/19(a)	300,000	288,375

		499,225	481,125

	Broadcasting — 0.0%
400,000	Citadel Broadcasting Corp., Escrow, Sub. Deb.,
	Zero Coupon, 02/11/20†	0	0

	Building and Construction — 0.4%
200,000	Layne Christensen Co.,
	4.250%, 11/15/18(a)	200,000	161,500

	Computer Software and Services — 0.4%
100,000	Mentor Graphics Corp., Sub. Deb.,	99,117	120,250
	4.000%, 04/01/31
10,000	VeriSign Inc., STEP,
	4.086%, 08/15/37	13,478	17,181

		112,595	137,431

	Consumer Services — 0.1%
50,000	Ascent Capital Group Inc.,
	4.000%, 07/15/20	51,397	41,344

	Diversified Industrial — 1.6%
150,000	GenCorp Inc., Sub. Deb.,
	4.063%, 12/31/39	131,634	304,687
300,000	Griffon Corp., Sub. Deb.,
	4.000%, 01/15/17(a)	299,445	339,562

		431,079	644,249

	Metals and Mining — 0.6%
250,000	Newmont Mining Corp., Ser. B,
	1.625%, 07/15/17	315,011	254,531

	TOTAL CONVERTIBLE CORPORATE BONDS	1,609,307	1,720,180

	CORPORATE BONDS — 0.0%
	Energy and Utilities — 0.0%
200,000	Texas Competitive Electric Holdings Co. LLC, Ser. B,
	10.250%, 11/01/15†	155,799	20,000

Shares
	COMMON STOCKS — 39.2%
	Automotive: Parts and Accessories — 1.5%
2,000	Dana Holding Corp.	44,404	43,480
1,500	Federal-Mogul Holdings Corp.†	15,561	24,135
500	Genuine Parts Co.	42,897	53,285
3,000	TRW Automotive Holdings Corp.†	305,836	308,550
1,500	Visteon Corp.†	158,858	160,290

		567,556	589,740

Shares		Cost	Market Value
	Building and Construction — 0.0%
500	Chofu Seisakusho Co. Ltd.	$11,059	$12,899

	Cable and Satellite — 1.2%
3,500	Rogers Communications Inc., Cl. B	140,653	136,010
44,000	Sky Deutschland AG†	366,620	357,788

		507,273	493,798

	Computer Software and Services — 0.2%
10,083	Global Sources Ltd.†	70,304	64,128

	Consumer Products — 1.0%
7,112	Eastman Kodak Co.†	73,383	154,402
2,000	Hunter Douglas NV	85,525	83,445
1,000	L’Oreal SA	166,923	168,560

		325,831	406,407

	Consumer Staples — 0.2%
3,000	Unicharm Corp.	54,052	72,934

	Diversified Industrial — 2.7%
4,680	Ampco-Pittsburgh Corp.	84,830	90,090
7,000	General Electric Co.(b)	167,090	176,890
6,000	Jardine Matheson Holdings Ltd.	320,312	365,700
11,000	Jardine Strategic Holdings Ltd.	368,065	376,200
2,075	Textron Inc.	51,917	87,378

		992,214	1,096,258

	Electronics — 1.2%
24,000	Sony Corp., ADR(b)	456,410	491,280

	Energy and Energy Services — 0.2%
1,500	BP plc, ADR	62,399	57,180
500	Cameron International Corp.†	25,271	24,975
1,000	Weatherford International plc†	11,620	11,450

		99,290	93,605

	Energy and Utilities — 1.6%
3,500	Dresser-Rand Group Inc.†	285,590	286,300
1,000	National Fuel Gas Co.	67,180	69,530
1,000	Severn Trent plc	27,057	31,266
25,000	Talisman Energy Inc.	196,550	195,750
3,000	TECO Energy Inc.(b)	53,285	61,470

		629,662	644,316

	Entertainment — 0.4%
6,000	Vivendi SA	153,415	150,216

	Equipment and Supplies — 0.5%
1,000	Graco Inc.	60,917	80,180
4,000	Mueller Industries Inc.	111,182	136,560

		172,099	216,740

	Financial Services — 9.4%
7,000	American International Group Inc.(b)	235,556	392,070
3	Berkshire Hathaway Inc., Cl. A†	358,105	678,000

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Financial Services (Continued)
3,500	Citigroup Inc.(b)	$159,667	$189,385
2,000	Deutsche Bank AG	66,179	60,040
3,000	Exor SpA	99,014	123,571
8,000	GAM Holding AG	131,092	144,840
13,000	Kinnevik Investment AB, Cl. A	426,857	431,913
3,500	Legg Mason Inc.(b)	94,123	186,795
10,001	Protective Life Corp.	694,213	696,570
2,000	T. Rowe Price Group Inc.	148,674	171,720
6,000	The Bank of New York Mellon Corp.	164,432	243,420
1,500	The PNC Financial Services Group Inc.	102,907	136,845
1,000	UBS Group AG	18,530	17,050
1,000	W. R. Berkley Corp.	37,130	51,260
5,000	Wells Fargo & Co.(b)	171,100	274,100

		2,907,579	3,797,579

	Food and Beverage — 5.8%
2,000	Chr. Hansen Holding A/S	80,872	89,139
2,000	Danone SA	149,857	131,775
40,000	Davide Campari-Milano SpA	320,086	249,755
2,400	Diageo plc	74,974	69,146
1,000	Diageo plc, ADR	116,790	114,090
2,500	General Mills Inc.(b)	124,421	133,325
2,000	Heineken NV	133,144	142,665
2,500	Kellogg Co.(b)	127,291	163,600
3,300	Kerry Group plc, Cl. A	252,442	231,444
6,000	Kikkoman Corp.	104,672	148,572
1,000	Kraft Foods Group Inc.	58,355	62,660
5,000	Maple Leaf Foods Inc.	82,969	83,792
300	McCormick & Co. Inc., Cl. V	20,892	22,550
1,200	McCormick & Co. Inc., Non-Voting	83,799	89,160
5,500	Nestlé SA	380,473	403,566
600	Pernod Ricard SA	70,696	66,984
400,000	Yashili International Holdings Ltd.	170,861	112,964

		2,352,594	2,315,187

	Health Care — 3.5%
200	Becton, Dickinson and Co.	20,442	27,832
3,500	Bristol-Myers Squibb Co.(b)	118,262	206,605
532	Chemed Corp.	46,380	56,408
4,000	Cubist Pharmaceuticals Inc.†.	401,320	402,600
2,800	ICU Medical Inc.†	176,046	229,320
1,000	Patterson Companies Inc.	33,669	48,100
8,000	Pfizer Inc.(b)	187,223	249,200
5,000	Roche Holding AG, ADR	93,345	169,950

		1,076,687	1,390,015

	Hotels and Gaming — 1.4%
5,000	International Game Technology	85,900	86,250
142,000	Mandarin Oriental International Ltd.	239,523	237,850

Shares		Cost	Market Value
170,000	The Hongkong & Shanghai Hotels Ltd.	$259,646	$252,107

		585,069	576,207

	Machinery — 0.1%
6,500	CNH Industrial NV	72,224	52,698

	Retail — 0.5%
500	Macy’s Inc.	28,880	32,875
2,200	Walgreens Boots Alliance Inc.	135,948	167,640

		164,828	200,515

	Semiconductors — 0.6%
6,000	International Rectifier Corp.†	237,260	239,400

	Specialty Chemicals — 2.4%
1,500	Chemtura Corp.†	34,583	37,095
500	E. I. du Pont de Nemours and Co.	21,750	36,970
4,600	International Flavors & Fragrances Inc.	460,634	466,256
3,000	Sigma-Aldrich Corp.	410,551	411,810

		927,518	952,131

	Telecommunications — 3.8%
2,000	Belgacom SA	55,818	72,845
500	CenturyLink Inc.(b)	15,295	19,790
30,000	Jazztel plc†	492,507	455,585
50,000	Koninklijke KPN NV	139,515	159,001
15,000	Portugal Telecom SGPS SA, ADR	33,014	15,900
29,000	Telefonica Deutschland Holding AG	161,360	154,894
3,300	Verizon Communications Inc.(b)	158,780	154,374
15,000	Vodafone Group plc, ADR	665,554	512,550

		1,721,843	1,544,939

	Wireless Communications — 1.0%
200,000	Cable & Wireless Communications plc	137,141	154,738
3,000	Millicom International Cellular SA, SDR	258,280	224,166

		395,421	378,904

	TOTAL COMMON STOCKS	14,480,188	15,779,896

	CONVERTIBLE PREFERRED STOCKS — 0.2%
	Food and Beverage — 0.2%
800	Post Holdings Inc.
	0.094%, 3.750%(a)	80,000	84,489

	WARRANTS — 0.0%
	Consumer Products — 0.0%
334	Eastman Kodak Co., expire
	09/03/18†	0	2,538

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	WARRANTS (Continued)
	Consumer Products (Continued)
334	Eastman Kodak Co., expire 09/03/18†	$0	$2,071

	TOTAL WARRANTS	0	4,609

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 56.0%
$22,586,000	U.S. Treasury Bills, 0.000% to 0.105%††, 01/02/15 to 06/25/15	22,580,967	22,578,950

	TOTAL INVESTMENTS — 99.7%	$38,906,261	40,188,124

	SECURITIES SOLD SHORT — (0.1)%
	(Proceeds received $47,976)		(56,408)

	Other Assets and Liabilities (Net) — 0.4%		154,535

	NET ASSETS — 100.0%		$40,286,251

Shares		Proceeds	Market Value

	SECURITIES SOLD SHORT — (0.1)%
	Health Care — (0.1)%
532	Chemed Corp.	$47,976	$56,408

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of Rule 144A securities amounted to $1,066,676 or 2.65% of net assets.

(b)	Securities, or a portion thereof, with a value of $2,460,874 were deposited with the broker as collateral for securities sold short.
†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
SDR	Swedish Depositary Receipt
STEP	Step coupon security. The rate disclosed is that in effect at December 31, 2014

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $38,906,261)	$40,188,124
Foreign currency, at value (cost $136,081)	137,275
Cash	21,701
Deposit at brokers (including proceeds from securities sold short of $47,976)	175,191
Dividends and interest receivable	41,436
Prepaid expenses	17,699

Total Assets	40,581,426

Liabilities:
Securities sold short, at value	56,408
Payable for investments purchased	164,086
Payable for investment advisory fees	27,316
Payable for distribution fees	2,848
Payable for legal and audit fees	21,961
Other accrued expenses	22,556

Total Liabilities	295,175

Net Assets
(applicable to 1,824,872 shares outstanding)	$40,286,251

Net Assets Consist of:
Paid-in capital	$40,071,305
Accumulated distributions in excess of net investment income	(110,007)
Accumulated net realized loss on investments and foreign currency transactions	(949,065)
Net unrealized appreciation on investments	1,281,863
Net unrealized depreciation on securities sold short	(8,432)
Net unrealized appreciation on foreign currency translations	587

Net Assets	$40,286,251

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($12,368,101 ÷ 561,877 shares outstanding; 75,000,000 shares authorized)	$22.01

Class A:
Net Asset Value and redemption price per share ($365,158 ÷ 16,521 shares outstanding; 50,000,000 shares authorized)	$22.10

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$23.45

Class C:
Net Asset Value and offering price per share ($154,942 ÷ 8,169 shares outstanding; 25,000,000 shares authorized)	$18.97

Class I:
Net Asset Value, offering, and redemption price per share ($27,398,050 ÷ 1,238,305 shares outstanding; 25,000,000 shares authorized)	$22.13

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $7,764)	$616,446
Interest	69,368

Total Investment Income	685,814

Expenses:
Investment advisory fees	180,150
Distribution fees - Class AAA	33,726
Distribution fees - Class A.	913
Distribution fees - Class C	607
Shareholder communications expenses	36,553
Custodian fees	31,429
Registration expenses	27,487
Legal and audit fees	22,773
Shareholder services fees	13,833
Directors’ fees	5,454
Interest expense	2,809
Dividends expense on securities sold short	340
Service fees for securities sold short (see note 2)	529
Miscellaneous expenses	13,991

Total Expenses	370,594

Less:
Expenses reimbursed by Adviser (See Note 3)	(16,424)

Net Expenses	354,170

Net Investment Income	331,644

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency:
Net realized gain on investments.	854,565
Net realized loss on securities sold short	(1,644)
Net realized gain on foreign currency transactions	5,219

Net realized gain/(loss) on investments, securities sold short, and foreign currency transactions	858,140

Net change in unrealized appreciation/depreciation:
on investments	(1,117,950)
on securities sold short	(8,432)
on foreign currency translations	13,817

Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	(1,112,565)

Net Realized and Unrealized Gain/(Loss) on Investments, Securities Sold Short, and Foreign Currency	(254,425)

Net Decrease in Net Assets Resulting from Operations	$77,219

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$ 331,644	$ 23,778
Net realized gain/(loss) on investments, securities sold short, and foreign currency transactions	858,140	(164,786)
Net change in unrealized appreciation/depreciation on investments, securities sold short, and foreign currency translations	(1,112,565)	2,151,545

Net Increase in Net Assets Resulting from Operations	77,219	2,010,537

Distributions to Shareholders:
Net investment income
Class AAA	(140,957)	(63,621)
Class A	(4,244)	(1,169)
Class C	(1,921)	(38)
Class I	(187,951)	(14,035)

	(335,073)	(78,863)

Net realized gain
Class AAA	(59,887)	—
Class A	(1,768)	—
Class C	(867)	—
Class I	(64,441)	—

	(126,963)	—

Return of Capital
Class AAA	—	(4,145)
Class A	—	(76)
Class C	—	(3)
Class I	—	(914)

	—	(5,138)

Total Distributions to Shareholders	(462,036)	(84,001)

Capital Share Transactions:
Class AAA	(5,035,019)	7,877,981
Class A	37,019	57,400
Class C	145,673	(15,058)
Class I	25,140,199	389,331

Net Increase in Net Assets from Capital Share Transactions	20,287,872	8,309,654

Redemption Fees	—	10

Net Increase in Net Assets	19,903,055	10,236,200
Net Assets:
Beginning of year	20,383,196	10,146,996

End of year (including undistributed net investment income of $0 and $0, respectively)	$40,286,251	$20,383,196

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets/ Supplemental Data
For Year Ended December 31†	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return††	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Portfolio Turnover Rate
Class AAA
2014	$22.02	$0.48	$(0.13)	$0.35	$(0.25)	$(0.11)	—	$(0.36)	—	$22.01	1.6%	$12,368	2.15%	2.11%	2.02%	63%
2013	19.35	0.01	2.75	2.76	(0.08)	(0.01)	$(0.01)	(0.09)	$0.00	22.02	14.3	17,459	0.11	2.31	2.00	80
2012	18.65	0.10	0.80	0.90	(0.20)	—	—	(0.20)	0.00	19.35	4.8	7,942	0.48	2.77	2.00	134
2011	20.65	0.55	(1.95)	(1.40)	(0.60)	—	—	(0.60)	0.00	18.65	(6.9)	5,269	2.72	3.38	2.02	45
2010	18.20	0.40	2.55	2.95	(0.50)	—	—	(0.50)	—	20.65	16.3	8,018	2.11	2.87	2.02	68
Class A
2014	$22.11	$0.36	$0.00 (b)	$0.36	$(0.26)	$(0.11)	—	$(0.37)	—	$22.10	1.6%	$ 365	1.60%	2.11%	2.02%	63%
2013	19.40	0.01	2.78	2.79	(0.07)	(0.01)	$(0.01)	(0.08)	$0.00	22.11	14.4	332	0.21	2.31	2.00	80
2012	18.75	0.15	0.70	0.85	(0.20)	—	—	(0.20)	0.00	19.40	4.5	238	0.74	2.77	2.00	134
2011	20.70	0.50	(1.85)	(1.35)	(0.60)	—	—	(0.60)	0.00	18.75	(6.7)	297	2.47	3.38	2.02	45
2010	18.25	0.40	2.55	2.95	(0.50)	—	—	(0.50)	—	20.70	16.3	1,115	2.16	2.87	2.02	68
Class C
2014	$19.14	$(0.06)	$0.24	$0.18	$(0.24)	$(0.11)	—	$(0.35)	—	$18.97	0.9%	$ 155	(0.29)%	2.86%	2.77%	63%
2013	17.15	(0.07)	2.16	2.09	(0.09)	(0.01)	$(0.01)	(0.10)	$0.00	19.14	12.2	8	(0.82)	3.06	2.75	80
2012	16.95	0.10	0.20	0.30	(0.10)	—	—	(0.10)	0.00	17.15	1.7	23	0.71	3.52	2.75	134
2011	18.80	0.35	(1.75)	(1.40)	(0.45)	—	—	(0.45)	0.00	16.95	(7.6)	42	1.82	4.13	2.77	45
2010	16.65	0.25	2.25	2.50	(0.35)	—	—	(0.35)	—	18.80	15.1	166	1.33	3.62	2.77	68
Class I
2014	$22.13	$0.19	$0.23	$0.42	$(0.31)	$(0.11)	—	$(0.42)	—	$22.13	1.9%	$27,398	0.87%	1.86%	1.77%	63%
2013	19.40	0.03	2.83	2.86	(0.12)	(0.01)	$(0.01)	(0.13)	$0.00	22.13	14.7	2,584	0.49	2.06	1.75	80
2012	18.75	(0.10)	1.00	0.90	(0.25)	—	—	(0.25)	0.00	19.40	4.7	1,944	(0.45)	2.52	1.75	134
2011	20.70	0.60	(1.90)	(1.30)	(0.65)	—	—	(0.65)	0.00	18.75	(6.4)	55	3.01	3.13	1.77	45
2010	18.30	0.45	2.50	2.95	(0.55)	—	—	(0.55)	—	20.70	16.4	69	2.37	2.62	1.77	68

†	All per share amounts and net asset values have been adjusted as a result of the 1 for 5 reverse stock split on August 9, 2013. (See note 8)
††

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended December 31, 2014, 2011 and 2010. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00%, 2.00%, and 2.01% (Class AAA and Class A), 2.76%, 2.75%, and 2.76% (Class C), and 1.76%, 1.75%, and 1.76% (Class I), respectively. For the years ended December 31, 2013 and 2012, the effect of the interest expense was minimal.

See accompanying notes to financial statements.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements

1. Organization. The Gabelli Global Rising Income and Dividend Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is to obtain a high level of total return through a combination of income and capital appreciation. The Fund commenced investment operations on February 3, 1994.

In conjunction with the Fund’s name change, the Fund implemented a policy to invest, under normal circumstances, at least 80% of its net assets in dividend paying securities.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 12/31/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Convertible Corporate Bonds (a)	—	$ 1,720,180	$0	$ 1,720,180
Corporate Bonds (a)	—	20,000	—	20,000
Common Stocks (a)	$15,779,896	—	—	15,779,896
Convertible Preferred Stocks (a)	—	84,489	—	84,489
Warrants (a)	4,609	—	—	4,609
U.S. Government Obligations	—	22,578,950	—	22,578,950
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$15,784,505	$24,403,619	$0	$40,188,124
LIABILITIES (Market Value):
Securities Sold Short(a)	$ (56,408)	—	—	$ (56,408)
TOTAL INVESTMENTS IN SECURITIES - LIABILITIES	$ (56,408)	—	—	$ (56,408)

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at December 31, 2014, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. As of December 31, 2014, the fund held no forward foreign exchange contracts.

The Fund’s volume of activity in forward foreign currency contracts which were held through May 28, 2014 had an average monthly notional amount of approximately $583,333, while held.

Securities Sold Short. The Fund may enter into short sale transactions. Short selling involves selling securities that may or may not be owned and, at times, borrowing the same securities for delivery to the purchaser, with an obligation to replace such borrowed securities at a later date. The proceeds received from short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of an open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis. The broker retains collateral for the value of the open positions, which is adjusted periodically as the value of the position fluctuates. Securities sold short and details of collateral at December 31, 2014 are reflected within the Schedule of Investments. For the year ended December 31, 2014, the Fund incurred $529 in service fees related to its short sales positions. The amount is included in the Statement of Operations - Expenses: Service fees for securities sold short.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2014, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent; adjustments are made to the appropriate capital accounts in

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses, recharacterization of distributions, and adjustment on bond conversion rates. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2014, reclassifications were made to decrease accumulated distributions in excess of net investment income by $7,034 and decrease accumulated net realized loss on investments and foreign currency transactions by $21,438, with an offsetting adjustment to paid-in capital.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:.
Ordinary income	$426,840	$78,863
Net long term capital gains	35,196	—
Return of capital	—	5,138

Total	$462,036	$84,001

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(916,272)
Undistributed ordinary income	56,137
Net unrealized appreciation on investments, securities sold short, and foreign currency translations	1,075,081

Total	$214,946

At December 31, 2014, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law. The Fund has a capital loss carryforward available through 2016 of $916,272.

During the year ended December 31, 2014, the Fund utilized capital loss carryforwards of $785,369.

At December 31, 2014, the differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes, mark-to-market adjustments on investments in passive foreign investment companies, and adjustments on income from an investment in a defaulted security.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at December 31, 2014:

	Cost (Proceeds)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Investments	$39,105,198	$2,045,382	$(962,456)	$1,082,926
Securities sold short	(47,976)	—	(8,432)	(8,432)

		$2,045,382	$(970,888)	$1,074,494

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2014, the Fund did not incur any interest or penalties. As of December 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2015, at no more than 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended December 31, 2014, the Adviser reimbursed the Fund in the amount of $16,424. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, after giving effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.75% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The agreement is renewable annually. For the year ended December 31, 2014, the cumulative amount which the Fund may repay the Adviser is $62,315.

For the year ended December 31, 2013, expiring December 31, 2015	$45,891
For the year ended December 31, 2014, expiring December 31, 2016	16,424

$62,315

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

$2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $10,126,958 and $11,419,826, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2014, the Fund paid brokerage commissions on security trades of $6,149 to G.research, Inc., an affiliate of the Adviser. Additionally the Distributor retained a total of $773 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2014.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2014, there were no borrowings under the line of credit.

The average daily amount of borrowings under the line of credit during the year ended was $94,907 with a weighted average interest rate of 1.11%. The maximum amount borrowed at any time during the year ended December 31, 2014 was $1,994,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a front-end sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

The Gabelli Global Rising Income and Dividend Fund

Notes to Financial Statements (Continued)

The Fund effected a 1 for 5 reverse stock split on August 9, 2013, as approved by the Board of Directors. The net asset value of each share class increased proportionately at that time.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	161,281	$3,587,504	2,745,296	$11,467,597
Shares issued upon reinvestment of distributions	8,885	196,352	3,048	66,457
Shares redeemed	(401,243)	(8,818,875)	(616,741)	(3,656,073)
Shares reduced by 1 for 5 reverse stock split	—	—	(3,392,985)	—

Net increase/(decrease)	(231,077)	$(5,035,019)	(1,261,382)	$7,877,981

Class A
Shares sold	11,717	$261,055	22,485	$240,386
Shares issued upon reinvestment of distributions	242	5,370	46	997
Shares redeemed	(10,443)	(229,406)	(23,364)	(183,983)
Shares reduced by 1 for 5 reverse stock split	—	—	(45,520)	—

Net increase/(decrease)	1,516	$37,019	(46,353)	$57,400

Class C
Shares sold	7,619	$142,923	476	$8,996
Shares issued upon reinvestment of distributions	144	2,750	2	41
Shares redeemed	—	—	(6,610)	(24,095)
Shares reduced by 1 for 5 reverse stock split	—	—	(29)	—

Net increase/(decrease)	7,763	$145,673	(6,161)	$(15,058)

Class I
Shares sold	1,119,728	$25,096,991	43,420	$919,938
Shares issued upon reinvestment of distributions	11,350	252,079	678	14,856
Shares redeemed	(9,556)	(208,871)	(115,354)	(545,463)
Shares reduced by 1 for 5 reverse stock split	—	—	(312,742)	—

Net increase/(decrease)	1,121,522	$25,140,199	(383,998)	$389,331

9. Significant Shareholder. As of December 31, 2014, approximately 89% of the Fund was beneficially owned by the Adviser and its affiliates.

10. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

11. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Rising Income and Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The Gabelli Global Rising Income and Dividend Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Rising Income and Dividend Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the Fund’s custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2015

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2014, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio manager, the depth of the analyst pool available to the Adviser and the Fund’s portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio manager.

Investment Performance. The Independent Board Members reviewed the short and medium term performance of the Fund against a peer group of convertible securities funds. The Independent Board Members noted that the Fund had substantially changed its investment strategy early in the year and that consequently comparisons with convertible securities funds would no longer be relevant for periods since the transition to the new strategy focusing on common equity securities expected to increase dividends over time. The Independent Board Members noted that the Fund’s performance for the short period since the change has improved and also noted that, in relation to the historical peer group, the Fund’s performance for the one, three, and five year periods was poor. The Independent Board Members also acknowledged the limitations of the peer group selected because there was only one other dedicated global convertible fund in the peer group.

Profitability. The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with an administrative overhead charge and without such a charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of convertible securities funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios, after voluntary expense reimbursements, were significantly higher than and the Fund’s size was significantly lower than average within this group. The Independent Board Members also noted that all but one of the peer group were domestic convertible funds, thereby limiting the usefulness of peer group comparisons. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

The Gabelli Global Rising Income and Dividend Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited) (Continued)

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services but had a relatively poor performance record and had substantially changed its investment focus in 2013. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board of Directors.

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Rising Income and Dividend Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 72	Since 1993	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)
John D. Gabelli Director Age: 70	Since 1993	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 75	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 79	Since 1993	37	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 84	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

Werner J. Roeder, MD Director Age: 74	Since 1993	23	Former Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 80	Since 1993	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 69	Since 2004	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology) (2005-2007); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

The Gabelli Global Rising Income and Dividend Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

— Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

— Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI GLOBAL RISING INCOME AND DIVIDEND FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

2014 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2014, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.254, $0.259, $0.239, and $0.315 per share for Class AAA, Class A, Class C, and Class I Shares, respectively. For the year ended December 31, 2014, 28.74% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 7.69% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2014 which was derived from U.S. Treasury securities was 0.09%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2014. The percentage of U.S. Government securities held as of December 31, 2014 was 56.05%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com

GAMCO Global Series Funds, Inc.

THE GABELLI GLOBAL RISING INCOME

AND DIVIDEND FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI (800-422-3554)

f   914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA	Salvatore J. Zizza
Chairman and	Chairman,
Chief Executive Officer,	Zizza & Associates Corp.
GAMCO Investors, Inc.
OFFICERS

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, Inc.

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust Company

Anthonie C. van Ekris Chairman, BALMAC International, Inc.	LEGAL COUNSEL
Skadden, Arps, Slate, Meagher &
Flom LLP

This report is submitted for the general information of the shareholders of The Gabelli Global Rising Income and Dividend Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB441Q414AR

The GAMCO Global Growth Fund

Annual Report — December 31, 2014

(Y)our Portfolio Management Team

Morningstar® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three, five, and ten year periods ended December 31, 2014, among 881, 881, 688, and 346 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

To Our Shareholders,

For the year ended December 31, 2014, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Growth Fund increased 3.9% compared with an increase of 4.2% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Performance Discussion (Unaudited)

For the year, 9 of 23 major national indices provided positive returns. Countries posting positive returns for 2014 were led by Israel (+22.8%), followed by the United States (+12.7%), New Zealand (+7.3%), Denmark (+6.2%), Hong Kong (+5.1%), Belgium (+4.1%), Singapore (+3.0%), Ireland (+2.3%), and Canada (+1.5%). Countries posting negative returns for 2014 were led by Portugal (-38.2%), followed by Austria (+29.8%), Norway (-22.0%), Germany (-10.4%), France (-9.9%), Italy (-9.5%), Sweden (-7.5%), the United Kingdom (-5.4%), Spain (-4.7%), Japan (-4.0%), the Netherlands (-3.5%), Australia (-3.4%), Finland (-0.7%), and Switzerland (-0.1%). Within emerging markets, 12 of 21 countries posted positive yearly results. Of the four largest emerging markets, India (+21.9%) posted the best yearly return, followed by China (+4.7%), Brazil (-17.4%), and Russia (-48.5%).

Most of the headline grabbing events of 2014 took place outside the United States, such as the Ukrainian conflict, the rise of ISIS in the Middle East, and the outbreak of Ebola in West Africa. Japan slipped back into recession as confidence in Abenomics waned. It is difficult to expand an economy when your population is shrinking, no matter how much stimulus you employ. China is slowing as its economy makes the transition from investment (think construction) led growth to more consumption led growth. The U.S. will benefit from the roughly 50% decline in the price of crude since last June. Every one cent decline in the price of a gallon of gasoline translates into an extra billion dollars of consumer free cash flow.

Selected holdings that contributed positively to performance in 2014 were: Visa Inc. (1.4% of net assets as December 31, 2014), a payments technology company, operating as a retail electronic payments network worldwide; Naspers Ltd. (1.3%), providing ecommerce and other Internet services, pay-television, and print media services worldwide; CVS Health Corp. (1.1%) a provider of integrated pharmacy health care services. Some of our weaker performing holdings during the year were Pioneer Natural Resources Co. (1.0%), a large independent oil and gas company; Continental Resources Inc. (0.9%), engaged in the exploration, development, and production of crude oil and natural gas; and Boulder Brands Inc. (no longer held in the portfolio).

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

February 20, 2015

2

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)
	1 Year	5 Year	10 Year	Since Inception (2/7/94)
Class AAA (GICPX)	3.90%	11.55%	7.57%	9.07%
MSCI AC World Index	4.16	9.17	6.09	6.74	(d)
Lipper Global Large-Cap Growth Fund Classification	2.79	10.67	7.14	9.87
Class A (GGGAX)	3.90	11.56	7.57	9.08
With sales charge (b)	(2.07)	10.24	6.94	8.78
Class C (GGGCX)	3.12	10.72	6.77	8.50
With contingent deferred sales charge (c)	2.12	10.72	6.77	8.50
Class I (GGGIX)	4.32	11.87	7.79	9.18

In the current prospectuses dated April 30, 2014, as amended August 25, 2014, the expense ratios for Class AAA, A, C, and I Shares are 1.77%, 1.77%, 2.52%, and 1.52%, respectively, and the net expense ratios for these share classes after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) are 1.77%, 1.77%, 2.52%, and 1.00%, respectively. See page 11 for the expense ratios for the year ended December 31, 2014. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)

Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns for Class I Shares would have been lower had the Adviser not reimbursed certain expenses. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 2, 2000, March 12, 2000, and January 11, 2008, respectively. The actual performance of the Class A and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification reflects the performance of mutual funds classified in this particular category. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)	MSCI AC World Index since inception performance is a blend of Gross excluding applicable taxes and Net Performance. This benchmark’s Net performance began on December 29. 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL GROWTH FUND (CLASS AAA SHARES), MSCI AC WORLD INDEX, AND

LIPPER GLOBAL LARGE-CAP GROWTH FUND CLASSIFICATION (Unaudited)

3

The GAMCO Global Growth Fund Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2014 through December 31, 2014	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2014.

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period*
The GAMCO Global Growth Fund
Actual Fund Return
Class AAA	$1,000.00	$ 995.20	1.70%	$ 8.55
Class A	$1,000.00	$ 995.20	1.70%	$ 8.55
Class C	$1,000.00	$ 991.70	2.45%	$12.30
Class I	$1,000.00	$ 998.20	1.13%	$ 5.69
Hypothetical 5% Return
Class AAA	$1,000.00	$1,016.64	1.70%	$ 8.64
Class A	$1,000.00	$1,016.64	1.70%	$ 8.64
Class C	$1,000.00	$1,012.85	2.45%	$12.43
Class I	$1,000.00	$1,019.51	1.13%	$ 5.75

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2014:

The GAMCO Global Growth Fund

Consumer Discretionary	19.6%
Financials	16.4%
Information Technology	15.8%
Industrials	12.8%
Consumer Staples	12.0%
Health Care	11.7%
Energy	6.3%

Materials	2.7%
Telecommunication Services	2.5%
Utilities	0.5%
Other Assets and Liabilities (Net)	(0.3)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Morningstar Rating™ is based on risk-adjusted returns. The Overall Morningstar Rating is derived from a weighted average of the performance figures associated with a fund’s three, five, and ten year (if applicable) Morningstar Rating metrics. For funds with at least a three year history, a Morningstar Rating is based on a risk-adjusted return measure (including the effects of sales charges, loads, and redemption fees) placing more emphasis on downward variations and rewarding consistent performance. For each fund with at least a three year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure (including the effects of sales charges, loads, and redemption fees) that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) Morningstar Rating is for the AAA Share class only; other classes may have different performance characteristics. Ratings reflect relative performance. Results for certain periods were negative. © 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

5

The GAMCO Global Growth Fund

Schedule of Investments — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 100.3%
	CONSUMER DISCRETIONARY — 19.6%
1,400	Amazon.com Inc.†	$285,786	$434,490
600	AutoZone Inc.†	228,024	371,466
1,900	Bayerische Motoren Werke AG	243,443	205,045
10,200	CBS Corp., Cl. B, Non-Voting	365,262	564,468
2,500	Christian Dior SA	370,238	427,846
7,200	Comcast Corp., Cl. A, Special	256,687	414,468
5,114	Compagnie Financiere Richemont SA	301,457	453,400
4,800	DIRECTV†	236,558	416,160
8,000	Discovery Communications Inc., Cl. A†	253,331	275,600
8,000	Discovery Communications Inc., Cl. C†	243,397	269,760
26,000	Fuji Heavy Industries Ltd.	625,850	920,036
34,100	Grupo Televisa SAB, ADR	1,191,922	1,161,446
8,800	Hennes & Mauritz AB, Cl. B	260,623	365,596
246	Hermes International	86,195	87,597
8,300	Lennar Corp., Cl. A	356,189	371,923
17,800	Liberty Global plc, Cl. A†	703,327	893,649
11,800	Liberty Global plc, Cl. C†	431,146	570,058
11,000	Luxottica Group SpA	578,259	603,009
2,200	LVMH Moet Hennessy Louis Vuitton SA	432,743	348,485
5,500	Macy’s Inc.	161,017	361,625
5,000	Michael Kors Holdings Ltd.†	480,958	375,500
8,800	Naspers Ltd., Cl. N	1,041,696	1,138,326
5,500	NIKE Inc., Cl. B	335,583	528,825
2,300	Ralph Lauren Corp.	154,491	425,868
7,800	Starbucks Corp.	300,600	639,990
4,000	Tata Motors Ltd., ADR	165,280	169,120
6,000	The Home Depot Inc.	297,016	629,820
330	The Priceline Group Inc.†	195,050	376,269
5,300	The Swatch Group AG	411,688	458,459
5,000	The TJX Companies Inc.	288,224	342,900
4,700	Tiffany & Co.	288,044	502,242
1,700	Time Warner Cable Inc.	223,805	258,502
5,000	Time Warner Inc.	404,290	427,100
16,600	Twenty-First Century Fox Inc., Cl. A	386,211	637,523
5,300	Viacom Inc., Cl. B	251,199	398,825

	TOTAL CONSUMER DISCRETIONARY	12,835,589	16,825,396

	FINANCIALS — 16.4%
24,000	American International Group Inc.	1,064,262	1,344,240
29,500	Bank of America Corp.	241,717	527,755
800	BlackRock Inc.	250,127	286,048
35,000	Cheung Kong (Holdings) Ltd.	562,423	586,139
9,000	Citigroup Inc.	473,132	486,990
9,000	HDFC Bank Ltd., ADR	425,693	456,750
33,500	ICICI Bank Ltd., ADR	343,589	386,925
31,700	JPMorgan Chase & Co.	1,087,263	1,983,786

Shares		Cost	Market Value
8,000	Julius Baer Group Ltd.	$276,686	$365,264
33,000	Kinnevik Investment AB, Cl. B	1,328,838	1,073,134
49,200	Morgan Stanley	739,297	1,908,960
17,300	Schroders plc	253,505	719,029
142,000	Skandinaviska Enskilda Banken AB, Cl. A	938,890	1,803,196
50,000	Swire Pacific Ltd., Cl. A	554,772	649,024
7,800	The Goldman Sachs Group Inc.	768,443	1,511,874

	TOTAL FINANCIALS	9,308,637	14,089,114

	INFORMATION TECHNOLOGY — 15.8%
7,500	Adobe Systems Inc.†	498,467	545,250
5,500	Alibaba Group Holding Ltd., ADR†	510,615	571,670
15,310	Apple Inc.	1,036,647	1,689,918
5,500	Baidu Inc., ADR†	1,013,931	1,253,835
6,900	Check Point Software Technologies Ltd.†	352,456	542,133
17,200	Facebook Inc., Cl. A†	984,832	1,341,944
810	Google Inc., Cl. A†	238,018	429,835
1,110	Google Inc., Cl. C†	398,489	584,304
6,000	Infosys Ltd., ADR	163,191	188,760
2,900	Keyence Corp.	508,627	1,292,225
16,000	MasterCard Inc., Cl. A	367,500	1,378,560
19,600	Microsoft Corp.	559,833	910,420
5,800	NXP Semiconductor NV†	367,540	443,120
240	Samsung Electronics Co. Ltd., GDR	171,051	145,200
14,000	Taiwan Semiconductor
	Manufacturing Co. Ltd., ADR	304,354	313,320
15,200	Tencent Holdings Ltd.	221,619	219,928
10,000	Texas Instruments Inc.	451,045	534,650
4,500	Visa Inc., Cl. A	319,901	1,179,900

	TOTAL INFORMATION TECHNOLOGY	8,468,116	13,564,972

	INDUSTRIALS — 12.8%
3,000	3M Co.	391,880	492,960
7,900	B/E Aerospace Inc.†	419,046	458,358
2,700	Cummins Inc.	296,692	389,259
8,800	Delta Air Lines Inc.	395,745	432,872
5,600	Eaton Corp. plc	310,736	380,576
4,500	Emerson Electric Co.	248,114	277,785
3,700	FANUC Corp.	325,019	610,057
4,500	Flowserve Corp.	136,674	269,235
6,600	Fortune Brands Home & Security Inc.	294,058	298,782
18,000	General Electric Co.	409,574	454,860
8,000	Honeywell International Inc.	397,245	799,360
11,500	Jardine Matheson Holdings Ltd.	326,458	698,790
8,500	Nielsen NV	269,086	380,205
5,000	PACCAR Inc.	227,193	340,050
4,500	Pentair plc	353,806	298,890
4,700	Precision Castparts Corp.	561,811	1,132,136
6,600	Schneider Electric SA	512,415	480,674

See accompanying notes to financial statements.

6

The GAMCO Global Growth Fund

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
5,000	Secom Co. Ltd.	$186,467	$287,273
3,300	Siemens AG	312,596	370,274
2,300	The Boeing Co.	284,340	298,954
10,800	Union Pacific Corp.	585,960	1,286,604
4,400	United Technologies Corp.	240,973	506,000

	TOTAL INDUSTRIALS	7,485,888	10,943,954

	CONSUMER STAPLES — 12.0%
4,000	Brown-Forman Corp., Cl. B	314,268	351,360
4,300	Colgate-Palmolive Co.	168,724	297,517
4,800	Costco Wholesale Corp.	291,401	680,400
9,900	CVS Health Corp.	659,284	953,469
4,671	Danone SA	318,161	305,382
40,000	Davide Campari-Milano SpA	129,297	249,677
13,500	Diageo plc	264,904	386,736
3,700	Henkel AG & Co. KGaA	291,308	358,414
2,700	L’Oreal SA	439,604	451,905
3,300	Mead Johnson Nutrition Co.	242,574	331,782
10,000	Mondelēz International Inc., Cl. A	317,025	363,250
17,600	Nestlé SA.	959,492	1,283,058
2,300	PepsiCo Inc.	146,092	217,488
4,156	Pernod Ricard SA	388,417	461,889
5,000	Reckitt Benckiser Group plc	354,393	404,970
6,900	Seven & i Holdings Co. Ltd.	266,683	248,202
5,300	The Coca-Cola Co.	139,884	223,766
4,000	The Estee Lauder Companies Inc., Cl. A	194,665	304,800
10,000	The Hain Celestial Group Inc.†	426,422	582,900
12,700	The WhiteWave Foods Co.†	373,053	444,373
9,900	Unicharm Corp.	187,592	237,294
4,800	United Natural Foods Inc.†	356,815	371,160
110,000	Wal-Mart de Mexico SAB de CV, Cl. V	284,627	236,496
7,600	Whole Foods Market Inc.	272,301	383,192
6,100	Woolworths Ltd.	100,022	151,583

	TOTAL CONSUMER STAPLES	7,887,008	10,281,063

	HEALTH CARE — 11.7%
10,000	Abbott Laboratories	301,411	450,200
3,200	Amgen Inc.	286,180	509,728
5,300	Bayer AG	621,913	722,437
4,800	Becton, Dickinson and Co.	393,415	667,968
900	Biogen Idec Inc.†	131,439	305,505
6,500	Bristol-Myers Squibb Co.	332,611	383,695
3,100	Celgene Corp.†	118,425	346,766
18,500	Dr. Reddy’s Laboratories Ltd., ADR	767,140	933,325
4,200	Gilead Sciences Inc.†	242,193	395,892
5,000	Indivior plc†	7,232	11,643
6,500	Johnson & Johnson	431,742	679,705
3,500	McKesson Corp.	633,707	726,530
5,500	Merck & Co. Inc.	320,579	312,345
11,500	Novartis AG, ADR	714,938	1,065,590

Shares		Cost	Market Value
12,500	Novo Nordisk A/S, Cl. B	$229,203	$528,747
800	Regeneron Pharmaceuticals Inc.†	248,781	328,200
18,000	Roche Holding AG, ADR	391,670	611,820
2,600	Roche Holding AG, Genusschein	255,977	704,450
7,000	Sanofi, ADR	323,285	319,270

	TOTAL HEALTH CARE	6,751,841	10,003,816

	ENERGY — 6.3%
13,400	BP plc, ADR	583,208	510,808
9,500	ConocoPhillips	561,991	656,070
19,100	Continental Resources Inc.†	944,050	732,676
11,800	EOG Resources Inc.	583,324	1,086,426
6,100	Occidental Petroleum Corp.	500,953	491,721
5,800	Pioneer Natural Resources Co.	640,062	863,330
5,700	Royal Dutch Shell plc, Cl. A, ADR	394,864	381,615
5,500	Schlumberger Ltd.	393,097	469,755
13,500	Statoil ASA, ADR	330,693	237,735

	TOTAL ENERGY	4,932,242	5,430,136

	MATERIALS — 2.7%
5,500	E. I. du Pont de Nemours and Co.	258,935	406,670
3,300	Ecolab Inc.	294,898	344,916
3,100	Monsanto Co.	211,327	370,357
2,700	PPG Industries Inc.	435,401	624,105
2,200	The Sherwin-Williams Co.	328,878	578,688

	TOTAL MATERIALS	1,529,439	2,324,736

	TELECOMMUNICATION SERVICES — 2.5%
50,000	MTN Group Ltd.	1,121,706	951,127
12,800	SoftBank Corp.	960,380	761,898
8,223	Verizon Communications Inc.	399,911	384,672

	TOTAL TELECOMMUNICATION SERVICES	2,481,997	2,097,697

	UTILITIES — 0.5%
4,200	NextEra Energy Inc.	397,368	446,418

	TOTAL COMMON STOCKS	62,078,125	86,007,302

	TOTAL INVESTMENTS — 100.3%	$62,078,125	86,007,302

	Other Assets and Liabilities (Net) — (0.3)%		(215,129)

	NET ASSETS — 100.0%		$85,792,173

†	Non-income producing security.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

7

The GAMCO Global Growth Fund

Schedule of Investments (Continued) — December 31, 2014

Geographic Diversification	% of Market Value	Market Value
North America	59.5%	$51,177,473
Europe	23.1	19,885,581
Asia/Pacific	8.3	7,099,868
Japan	5.1	4,356,985
South Africa	2.4	2,089,453
Latin America	1.6	1,397,942

	100.0%	$86,007,302

See accompanying notes to financial statements.

8

The GAMCO Global Growth Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $62,078,125)	$86,007,302
Receivable for Fund shares sold	161,690
Dividends receivable	103,719
Prepaid expenses	19,151

Total Assets	86,291,862

Liabilities:
Payable to custodian	5,884
Payable for Fund shares redeemed	72,981
Payable for investment advisory fees	72,894
Payable for distribution fees	18,938
Payable for accounting fees	11,250
Line of credit payable	236,000
Payable for legal and audit fees	35,261
Other accrued expenses	46,481

Total Liabilities	499,689

Net Assets (applicable to 2,843,805 shares outstanding)	$85,792,173

Net Assets Consist of:
Paid-in capital	$60,765,858
Accumulated net investment income	7,585
Accumulated net realized gain on investments and foreign currency transactions	1,095,003
Net unrealized appreciation on investments	23,929,177
Net unrealized depreciation on foreign currency translations	(5,450)

Net Assets	$85,792,173

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($78,139,669 ÷ 2,584,756 shares outstanding; 75,000,000 shares authorized)	$30.23

Class A:
Net Asset Value and redemption price per share ($3,724,958 ÷ 123,265 shares outstanding; 50,000,000 shares authorized)	$30.22

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$32.06

Class C:
Net Asset Value and offering price per share ($1,609,198 ÷ 59,579 shares outstanding; 25,000,000 shares authorized)	$27.01	(a)

Class I:
Net Asset Value, offering, and redemption price per share ($2,318,348 ÷ 76,205 shares outstanding; 25,000,000 shares authorized)	$30.42

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $68,895)	$1,839,636
Interest	157

Total Investment Income	1,839,793

Expenses:
Investment advisory fees	837,449
Distribution fees - Class AAA	194,208
Distribution fees - Class A	6,918
Distribution fees - Class C	13,981
Shareholder services fees	83,483
Shareholder communications expenses	60,259
Custodian fees	53,464
Accounting fees	45,000
Registration expenses	43,337
Legal and audit fees	36,527
Directors’ fees	24,343
Interest expense	456
Miscellaneous expenses	45,204

Total Expenses	1,444,629

Less:
Expense reimbursements (See Note 3)	(3,489)

Net Expenses	1,441,140

Net Investment Income	398,653

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	5,252,855
Net realized loss on foreign currency transactions	(4,113)

Net realized gain on investments and foreign currency transactions	5,248,742

Net change in unrealized appreciation/depreciation on investments	(2,445,485)
on foreign currency translations	(7,332)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,452,817)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	2,795,925

Net Increase in Net Assets Resulting from Operations	$3,194,578

See accompanying notes to financial statements.

9

The GAMCO Global Growth Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income/(loss)	$398,653	$(19,956)
Net realized gain on investments and foreign currency transactions	5,248,742	6,349,362
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,452,817)	12,009,839

Net Increase in Net Assets Resulting from Operations	3,194,578	18,339,245

Distributions to Shareholders:
Net investment income
Class AAA	(287,957)	—
Class A	(15,924)	—
Class I	(17,649)	—

	(321,530)	—

Net realized gain
Class AAA	(4,906,469)	(6,526,402)
Class A	(232,385)	(157,638)
Class C	(112,849)	(94,160)
Class I	(144,141)	(112,618)

	(5,395,844)	(6,890,818)

Total Distributions to Shareholders	(5,717,374)	(6,890,818)

Capital Share Transactions:
Class AAA	4,618,460	2,061,580
Class A	1,980,815	482,236
Class C	639,201	344,241
Class I	1,064,939	357,914

Net Increase in Net Assets from Capital Share Transactions	8,303,415	3,245,971

Redemption Fees	957	494

Net Increase in Net Assets	5,781,576	14,694,892
Net Assets:
Beginning of year	80,010,597	65,315,705

End of year (including undistributed net investment income of $7,585 and $0, respectively)	$85,792,173	$80,010,597

See accompanying notes to financial statements.

10

The GAMCO Global Growth Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions						Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Redemption Fees (a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment	Portfolio Turnover Rate
Class AAA
2014	$31.12	$0.15	$1.09	$1.24	$(0.12)	$(2.01)	$(2.13)	$0.00	$30.23	3.9%	$78,140	0.48%	1.72%	1.72%	29%
2013	26.54	(0.01)	7.50	7.49	—	(2.91)	(2.91)	0.00	31.12	28.8	75,773	(0.02)	1.77	1.77	25
2012	23.32	0.02	4.16	4.18	(0.02)	(0.94)	(0.96)	0.00	26.54	18.0	62,746	0.09	1.90	1.90	42
2011	24.35	(0.01)	(1.02)	(1.03)	—	—	—	0.00	23.32	(4.2)	58,753	(0.03)	1.84	1.84	45
2010	21.31	(0.09)	3.13	3.04	—	—	—	0.00	24.35	14.3	67,782	(0.42)	1.87	1.87	34
Class A
2014	$31.13	$0.13	$1.11	$1.24	$(0.14)	$(2.01)	$(2.15)	$0.00	$30.22	3.9%	$ 3,725	0.40%	1.72%	1.72%	29%
2013	26.54	(0.01)	7.51	7.50	—	(2.91)	(2.91)	0.00	31.13	28.8	1,872	(0.05)	1.77	1.77	25
2012	23.33	0.02	4.16	4.18	(0.03)	(0.94)	(0.97)	0.00	26.54	17.9	1,161	0.07	1.90	1.90	42
2011	24.35	(0.01)	(1.01)	(1.02)	—	—	—	0.00	23.33	(4.2)	976	(0.04)	1.84	1.84	45
2010	21.31	(0.09)	3.13	3.04	—	—	—	0.00	24.35	14.3	1,193	(0.42)	1.87	1.87	34
Class C
2014	$28.12	$(0.11)	$1.01	$0.90	—	$(2.01)	$(2.01)	$0.00	$27.01	3.1%	$ 1,609	(0.37)%	2.47%	2.47%	29%
2013	24.39	(0.22)	6.86	6.64	—	(2.91)	(2.91)	0.00	28.12	27.8	1,036	(0.79)	2.52	2.52	25
2012	21.64	(0.17)	3.86	3.69	—	(0.94)	(0.94)	0.00	24.39	17.1	603	(0.72)	2.65	2.65	42
2011	22.76	(0.17)	(0.95)	(1.12)	—	—	—	0.00	21.64	(4.9)	354	(0.77)	2.59	2.59	45
2010	20.07	(0.23)	2.92	2.69	—	—	—	0.00	22.76	13.4	374	(1.17)	2.62	2.62	34
Class I
2014	$31.30	$0.27	$1.11	$1.38	$(0.25)	$(2.01)	$(2.26)	$0.00	$30.42	4.3%	$ 2,318	0.85%	1.47%	1.28%	29%
2013	26.61	0.07	7.53	7.60	—	(2.91)	(2.91)	0.00	31.30	29.1	1,330	0.22	1.52	1.52	25
2012	23.38	0.08	4.18	4.26	(0.09)	(0.94)	(1.03)	0.00	26.61	18.3	805	0.30	1.65	1.65	42
2011	24.34	0.05	(1.01)	(0.96)	—	—	—	0.00	23.38	(3.9)	449	0.21	1.59	1.59	45
2010	21.25	(0.04)	3.13	3.09	—	—	—	0.00	24.34	14.5	460	(0.17)	1.62	1.62	34

†	Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

11

The GAMCO Global Growth Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Growth Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges

12

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs		Total Market Value at 12/31/14
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Consumer Discretionary	$12,276,056	$ 4,549,340	$16,825,396
Financials	8,893,328	5,195,786	14,089,114
Information Technology	12,052,819	1,512,153	13,564,972
Industrials	8,496,886	2,447,068	10,943,954
Consumer Staples	5,741,953	4,539,110	10,281,063
Health Care	8,048,182	1,955,634	10,003,816
Energy	5,430,136	—	5,430,136
Materials	2,324,736	—	2,324,736
Telecommunication Services	384,672	1,713,025	2,097,697
Utilities	446,418	—	446,418
Total Common Stocks	64,095,186	21,912,116	86,007,302
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$64,095,186	$21,912,116	$86,007,302

During the year ended December 31, 2014, certain foreign securities were transferred from Level 1 to Level 2 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred from Level 1 to Level 2 during the period amounted to $19,919,457 or 24.90% of net assets as of December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2014 or 2013.

13

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

14

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and reclassifications of gains on investments in passive foreign investment companies. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2014, reclassifications were made to increase accumulated net investment income by $22,743 and decrease accumulated net realized gain on investments and foreign currency transactions by $22,743.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$321,530	$803,626
Net long term capital gains	5,395,844	6,087,192

Total distributions paid	$5,717,374	$6,890,818

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the

15

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$73,010
Undistributed long term capital gains	66
Net unrealized appreciation on investments and foreign currency translations	24,953,239

Total	$25,026,315

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. Post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2014, the differences between book basis and tax basis unrealized appreciation on investments were primarily due to basis adjustments for litigation gains.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2014:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$61,048,613	$26,532,941	$(1,574,252)	$24,958,689

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser, effective August 25, 2014, has contractually agreed to waive its investment advisory fee and/or reimburse expenses of Class I Shares to the extent necessary to maintain the total operating expenses (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least April 30, 2016 at no more than 1.00% of the value of its average daily net assets. For the year ended December 31, 2014, the Adviser reimbursed the Fund in the amount of $3,489.

16

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $27,523,819 and $24,122,961, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2014, the Fund paid brokerage commissions on security trades of $969 to G.research, Inc, an affiliate of the Adviser. Additionally the Distributor retained a total of $7,241 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2014, borrowings of $236,000 were outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2014 was $3,266 with a weighted average interest rate of 1.12%. The maximum amount borrowed at any time during the year ended December 31, 2014 was $365,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

17

The GAMCO Global Growth Fund

Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	216,691	$6,869,063	107,327	$3,156,052
Shares issued upon reinvestment of distributions	163,133	4,995,128	210,633	6,262,104
Shares redeemed	(229,790)	(7,245,731)	(247,595)	(7,356,576)

Net increase	150,034	$4,618,460	70,365	$2,061,580

Class A
Shares sold	70,786	$2,230,553	17,658	$528,418
Shares issued upon reinvestment of distributions	5,659	173,227	4,401	130,840
Shares redeemed	(13,320)	(422,965)	(5,676)	(177,022)

Net increase	63,125	$1,980,815	16,383	$482,236

Class C
Shares sold	27,286	$771,995	16,076	$454,556
Shares issued upon reinvestment of distributions	2,801	76,632	2,188	58,876
Shares redeemed	(7,350)	(209,426)	(6,142)	(169,191)

Net increase	22,737	$639,201	12,122	$344,241

Class I
Shares sold	38,577	$1,225,607	16,483	$483,470
Shares issued upon reinvestment of distributions	4,076	125,588	3,395	101,456
Shares redeemed	(8,917)	(286,256)	(7,668)	(227,012)

Net increase	33,736	$1,064,939	12,210	$357,914

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

The GAMCO Global Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Growth Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2015

19

The GAMCO Global Growth Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2014, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund against a peer group of global large cap growth funds, noting its top quartile performance for the one, three, and five year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative overhead charge and with a standalone administrative charge. The Independent Board Members also noted that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global large cap growth funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios were significantly higher than and the Fund’s size was lower than average within this group. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services and good ancillary services and a reasonable performance record. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board of Directors.

20

The GAMCO Global Growth Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Growth Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 72	Since 1993	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 70	Since 1993	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 75	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 79	Since 1993	37	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 84	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 – 1995)	—

Werner J. Roeder, MD Director Age: 74	Since 1993	23	Former Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 80	Since 1993	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 69	Since 2004	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology) (2005-2007); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

21

The GAMCO Global Growth Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messers. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

22

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. for four years. Mr. Ward received his B.A. in Economics from Northwestern University.

2014 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2014, the Fund paid to shareholders ordinary income distributions (comprised of net investment income and short term capital gains) totaling $0.118, $0.138, and $0.247 per share for Class AAA, Class A, and Class I Shares, respectively, and long term capital gains totaling $5,395,844, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2014, 100% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.01% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2014 which was derived from U.S. Treasury securities was 0.01%. The percentage of U.S. Government securities held as of December 31, 2014 was 0.00%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL GROWTH FUND

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

    GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, Inc.

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust

Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher &

Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Morningstar® rated The GAMCO Global Growth Fund Class AAA Shares 4 stars overall and 4 stars for the three, five, and ten year periods ended December 31, 2014 among 881, 881, 688, and 346 World Stock funds, respectively. Morningstar RatingTM is based on risk-adjusted returns.

GAB442Q414AR

The GAMCO Global Opportunity Fund Annual Report — December 31, 2014

To Our Shareholders,

For the year ended December 31, 2014, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Opportunity Fund decreased 1.2% compared with an increase of 4.2% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Index. See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Performance Discussion (Unaudited)

For the year, 9 of 23 major national indices provided positive returns. Countries posting positive returns for 2014 were led by Israel (+22.8%), followed by the United States (+12.7%), New Zealand (+7.3%), Denmark (+6.2%), Hong Kong (+5.1%), Belgium (+4.1%), Singapore (+3.0%), Ireland (+2.3%), and Canada (+1.5%). Countries posting negative returns for 2014 were led by Portugal (-38.2%), followed by Austria (+29.8%), Norway (-22.0%), Germany (-10.4%), France (-9.9%), Italy (-9.5%), Sweden (-7.5%), the United Kingdom (-5.4%), Spain (-4.7%), Japan (-4.0%), the Netherlands (-3.5%) Australia (-3.4%), Finland (-0.7%), and Switzerland (-0.1%) Within emerging markets, 12 of 21 countries posted positive yearly results. Of the four largest emerging markets, India (+21.9%) posted the best yearly return, followed by China (+4.7%), Brazil (-17.4%), and Russia (-48.5%).

We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than average within that company’s local market. We pay close attention to company’s position, management, and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market, but where appropriate, we attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain diversified by sector and geography. Country allocation is likely to reflect broad economic, financial, and currency trends, as well as relative size of the market.

Selected holdings that contributed positively to performance in 2014 were: Lockheed Martin Corp. (4.3% of net assets as December 31, 2014), a security and aerospace company; Dr. Pepper Snapple Group Inc. (1.5%), manufacturer and distributor of non-alcoholic beverages; and Hillshire Brands Co. (no longer held in the portfolio). Some of our weaker performing holdings during the year were: Kinnevik Investments AB (2.9%), headquartered in Stockholm, Sweden is an investment company managing a portfolio of listed holdings, primarily in the telecommunications and media sectors, CNH Industrial NV (0.8%), a producer of agricultural and construction equipment; and Pioneer Natural Resources Co. (no longer held in the portfolio).

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert
President

February 20, 2015

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)				Since
				Inception
	1 Year	5 Year	10 Year	(5/11/98)
Class AAA (GABOX)	(1.17)%	7.71%	5.86%	6.77%
MSCI AC World Index	4.16	9.17	6.09	4.88	(d)
Lipper Global Large-Cap Growth Fund Classification	2.79	10.67	7.14	6.27
Lipper Global Multi-Cap Growth Fund Classification	2.22	9.33	5.60	5.32
Class A (GOCAX)	(1.21)	7.70	5.86	6.77
With sales charge (b)	(6.89)	6.43	5.24	6.39
Class C (GGLCX)	(1.97)	6.89	5.07	6.35
With contingent deferred sales charge (c)	(2.95)	6.89	5.07	6.35
Class I (GLOIX)	(0.71)	8.03	6.08	6.90

In the current prospectuses dated April 30, 2014, as amended August 25, 2014, the gross expense ratios for Class AAA, A, C, and I Shares are 2.74%, 2.74%, 3.49%, and 2.49%, respectively, and the net expense ratios in the current prospectuses after contractual reimbursements by Gabelli Funds, LLC, (the “Adviser”) for these share classes are 2.00%, 2.00%, 2.75%, and 1.00%, respectively. See page 10 for the expense ratios for the year ended December 31, 2014. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

(a)   Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, November 23, 2001, and January 11, 2008, respectively. The actual performance of the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Index is an unmanaged free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The Lipper Global Large-Cap Growth Fund Classification and the Lipper Global Multi-Cap Growth Fund Classification reflect the average performance of mutual funds classified in those particular categories. Dividends are considered reinvested. You cannot invest directly in an index.

(b)   Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)   Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)   MSCI AC World Index since inception performance is a blend of Gross excluding applicable taxes and Net Performance. This benchmark’s Net performance began on December 29, 2000.

2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL OPPORTUNITY FUND (CLASS AAA SHARES), LIPPER GLOBAL

MULTI-CAP GROWTH FUND CLASSIFICATION, AND MSCI AC WORLD INDEX (Unaudited)

3

The GAMCO Global Opportunity Fund
Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2014 through December 31, 2014	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2014.

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expense Ratio	Expenses Paid During Period*

The GAMCO Global Opportunity Fund

Actual Fund Return
Class AAA	$1,000.00	$ 932.40	2.00%	$ 9.74
Class A	$1,000.00	$ 932.50	2.00%	$ 9.74
Class C	$1,000.00	$ 928.40	2.75%	$13.37
Class I	$1,000.00	$ 935.70	1.22%	$ 5.95
Hypothetical 5% Return
Class AAA	$1,000.00	$1,015.12	2.00%	$10.16
Class A	$1,000.00	$1,015.12	2.00%	$10.16
Class C	$1,000.00	$1,011.34	2.75%	$13.94
Class I	$1,000.00	$1,019.06	1.22%	$ 6.21

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2014:

The GAMCO Global Opportunity Fund

Industrials	20.6%
Consumer Staples	20.6%
Consumer Discretionary	15.9%
Information Technology	10.6%
Materials	10.0%
Health Care	9.0%

Financials	7.0%
Energy	5.2%
Telecommunication Services	1.1%
Other Assets and Liabilities (Net)	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The GAMCO Global Opportunity Fund

Schedule of Investments — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS — 100.0%
	INDUSTRIALS — 20.6%
11,484	CNH Industrial NV	$86,608	$92,561
1,100	FANUC Corp.	120,160	181,368
4,300	Jardine Matheson Holdings Ltd.	137,142	261,287
3,600	Komatsu Ltd.	76,536	79,589
2,500	L-3 Communications Holdings Inc.	102,176	315,525
2,500	Lockheed Martin Corp.	61,439	481,425
2,600	Precision Castparts Corp.	38,545	626,288
1,000	SMC Corp.	124,202	262,224

	TOTAL INDUSTRIALS	746,808	2,300,267

	CONSUMER STAPLES — 20.6%
1,500	Associated British Foods plc	65,359	73,334
5,750	British American Tobacco plc	143,939	311,598
1,300	Danone SA	77,722	84,992
7,000	Diageo plc	97,896	200,530
2,280	Dr Pepper Snapple Group Inc.	54,395	163,430
3,000	General Mills Inc.	74,401	159,990
3,000	Heineken Holding NV	140,229	187,805
2,000	Japan Tobacco Inc.	71,426	55,046
3,000	Mead Johnson Nutrition Co.	129,424	301,620
1,910	Pernod Ricard SA	147,275	212,273
2,150	Philip Morris International Inc.	74,934	175,117
3,300	Shiseido Co. Ltd.	61,010	46,281
2,000	The Procter & Gamble Co.	110,564	182,180
2,000	Toyo Suisan Kaisha Ltd.	67,311	64,398
3,000	Unicharm Corp.	56,797	71,907

	TOTAL CONSUMER STAPLES	1,372,682	2,290,501

	CONSUMER DISCRETIONARY — 15.9%
1,500	AMC Networks Inc., Cl. A†	12,414	95,655
150,000	China Travel International Investment Hong Kong Ltd.	51,119	51,822
2,200	Christian Dior SA	132,254	376,505
5,500	Compagnie Financiere Richemont SA	71,324	487,622
3,000	DIRECTV†	145,601	260,100
124	Hermes International	43,449	44,154
2,000	Honda Motor Co. Ltd.	80,136	58,677
6,000	Liberty Interactive Corp., Cl. A†	88,266	176,520
808	Liberty TripAdvisor Holdings Inc., Cl. A†	7,640	21,735
1,661	Liberty Ventures, Cl. A†	23,217	62,653
6,000	Rakuten Inc.†	75,333	83,435
30,000	SJM Holdings Ltd.	60,348	47,427

	TOTAL CONSUMER DISCRETIONARY	791,101	1,766,305

	INFORMATION TECHNOLOGY — 10.6%
550	Google Inc., Cl. A†	96,781	291,863
550	Google Inc., Cl. C†	96,782	289,520
500	Keyence Corp.	93,284	222,797
7,000	Microsoft Corp.	185,025	325,150

Shares		Cost	Market Value
15,000	Yahoo! Japan Corp.	$86,673	$53,759

	TOTAL INFORMATION TECHNOLOGY	558,545	1,183,089

	MATERIALS — 10.0%
2,200	Agnico Eagle Mines Ltd.	126,105	54,758
22,000	Antofagasta plc	26,323	256,344
3,600	BHP Billiton plc	114,493	77,153
15,250	Glencore plc	82,406	70,391
2,500	Monsanto Co.	174,388	298,675
6,000	Newcrest Mining Ltd.†	100,652	53,496
1,830	Rio Tinto plc	77,490	84,358
800	Shin-Etsu Chemical Co. Ltd.	56,179	52,080
400	Syngenta AG	114,992	128,663
5,000	Toray Industries Inc.	40,762	39,950

	TOTAL MATERIALS	913,790	1,115,868

	HEALTH CARE — 9.0%
1,000	AstraZeneca plc, ADR	71,933	70,380
4,400	Novartis AG	174,161	408,071
1,500	Novo Nordisk A/S, Cl. B	71,802	63,450
1,700	Roche Holding AG, Genusschein	136,625	460,602

	TOTAL HEALTH CARE	454,521	1,002,503

	FINANCIALS — 7.0%
5,000	Cheung Kong (Holdings) Ltd.	63,610	83,734
70,000	China Minsheng Banking Corp. Ltd., Cl. H	82,207	91,513
5,000	Ichiyoshi Securities Co. Ltd.	58,224	53,784
10,000	Kinnevik Investment AB, Cl. B	230,284	325,192
5,500	Schroders plc	100,679	228,593

	TOTAL FINANCIALS	535,004	782,816

	ENERGY — 5.2%
1,000	EOG Resources Inc.	55,566	92,070
1,200	Occidental Petroleum Corp.	119,973	96,732
4,500	Schlumberger Ltd.	149,207	384,345

	TOTAL ENERGY	324,746	573,147

	TELECOMMUNICATION SERVICES — 1.1%
1,300	SoftBank Corp.	99,407	77,380
2,000	Vivendi SA	48,497	49,781

	TOTAL TELECOMMUNICATION SERVICES	147,904	127,161

	TOTAL COMMON STOCKS	5,845,101	11,141,657

	TOTAL INVESTMENTS — 100.0%	$5,845,101	11,141,657

	Other Assets and Liabilities (Net) — 0.0%		3,727

	NET ASSETS — 100.0%		$11,145,384

†	Non-income producing security.

See accompanying notes to financial statements.

6

The GAMCO Global Opportunity Fund

Schedule of Investments (Continued) — December 31, 2014

Geographic Diversification	% of Market Value	Market Value
North America	43.6%	$4,855,352
Europe	37.8	4,217,200
Japan	12.6	1,402,674
Asia/Pacific	6.0	666,431

	100.0%	$11,141,657

See accompanying notes to financial statements.

7

The GAMCO Global Opportunity Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $5,845,101)	$11,141,657
Cash	14,916
Receivable for investments sold	3,878
Receivable for Fund shares sold	100
Dividends receivable	30,752
Prepaid expenses	14,409

Total Assets	11,205,712

Liabilities:
Foreign currency, at value (cost $88)	88
Payable for Fund shares redeemed	1,476
Payable for investment advisory fees	9,428
Payable for distribution fees	2,276
Payable for legal and audit fees	20,947
Payable for shareholder communications expenses	11,972
Other accrued expenses	14,141

Total Liabilities	60,328

Net Assets (applicable to 470,034 shares outstanding)	$11,145,384

Net Assets Consist of:
Paid-in capital	$6,367,451
Accumulated net investment income	39,854
Accumulated net realized loss on investments and foreign currency transactions	(556,649)
Net unrealized appreciation on investments	5,296,556
Net unrealized depreciation on foreign currency translations	(1,828)

Net Assets	$11,145,384

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($10,226,075 ÷ 431,374 shares outstanding; 75,000,000 shares authorized)	$23.71
Class A:
Net Asset Value and redemption price per share ($220,413 ÷ 9,334 shares outstanding; 50,000,000 shares authorized)	$23.61
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$25.05
Class C:
Net Asset Value and offering price per share ($30,943 ÷ 1,349 shares outstanding; 25,000,000 shares authorized)	$22.94 (a)
Class I:
Net Asset Value, offering, and redemption price per share ($667,953 ÷ 27,977.2 shares outstanding; 25,000,000 shares authorized)	$23.87

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of $6,615)	$273,793
Interest	24

Total Investment Income	273,817

Expenses:
Investment advisory fees	117,415
Distribution fees - Class AAA	27,070
Distribution fees - Class A	597
Distribution fees - Class C	193
Shareholder communications expenses	30,790
Registration expenses	29,569
Custodian fees	25,587
Legal and audit fees	21,938
Shareholder services fees	21,094
Directors’ fees	3,460
Interest expense	448
Miscellaneous expenses	39,300

Total Expenses	317,461

Less:
Expenses reimbursed by Adviser (See Note 3)	(85,469)

Net Expenses	231,992

Net Investment Income	41,825

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	442,795
Net realized loss on foreign currency transactions	(916)

Net realized gain on investments and foreign currency transactions	441,879

Net change in unrealized appreciation/depreciation on investments	(608,061)
on foreign currency translations	(2,384)

Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(610,445)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(168,566)

Net Decrease in Net Assets Resulting from Operations	$(126,741)

See accompanying notes to financial statements.

8

The GAMCO Global Opportunity Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$41,825	$12,938
Net realized gain on investments and foreign currency transactions	441,879	268,748
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(610,445)	1,644,460

Net Increase/(Decrease) in Net Assets Resulting from Operations	(126,741)	1,926,146

Distributions to Shareholders:
Net investment income
Class AAA	—	(11,196)
Class A	—	(206)
Class I	—	(2,106)

Total Distributions to Shareholders	—	(13,508)

Capital Share Transactions:
Class AAA	(777,455)	(297,720)
Class A	(14,693)	(22,579)
Class C	11,306	—
Class I	33,546	2,377

Net Decrease in Net Assets from Capital Share Transactions	(747,296)	(317,922)

Net Increase/(Decrease) in Net Assets	(874,037)	1,594,716
Net Assets:
Beginning of year	12,019,421	10,424,705

End of year (including undistributed net investment income of $39,854 and $0, respectively)	$11,145,384	$12,019,421

See accompanying notes to financial statements.

9

The GAMCO Global Opportunity Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations				Distributions								Ratios to Average Net Assets/ Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income		Return of Capital(b)	Total Distributions		Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income (Loss)	Operating Expenses Before Reimburse- ment	Operating Expenses Net of Reimburse- ment(c)	Portfolio Turnover Rate
Class AAA
2014	$23.99	$0.08		$(0.36)	$(0.28)	—		—	—		—	$23.71	(1.2)%	$10,226	0.33%	2.72%	2.00%	9%
2013	20.19	0.02		3.80	3.82	$(0.02)		—	$(0.02)		—	23.99	18.9	11,121	0.10	2.74	2.00	5
2012	17.67	0.12		2.53	2.65	(0.13)		—	(0.13)		$0.00	20.19	15.0	9,651	0.65	2.91	2.00	6
2011	19.57	0.04		(1.89)	(1.85)	(0.05)		—	(0.05)		0.00	17.67	(9.5)	10,258	0.23	2.60	2.01	7
2010	16.53	(0.02)		3.06	3.04	—		—	—		0.00	19.57	18.4	13,263	(0.15)	2.66	2.01	5
Class A
2014	$23.90	$0.08		$(0.37)	$(0.29)	—		—	—		—	$23.61	(1.2)%	$220	0.35%	2.72%	2.00%	9%
2013	20.11	0.03		3.78	3.81	$(0.02)		—	$(0.02)		—	23.90	19.0	238	0.13	2.74	2.00	5
2012	17.61	0.11		2.53	2.64	(0.14)		—	(0.14)		$0.00	20.11	15.0	220	0.57	2.91	2.00	6
2011	19.51	0.04		(1.88)	(1.84)	(0.06)		—	(0.06)		0.00	17.61	(9.5)	166	0.22	2.60	2.01	7
2010	16.48	(0.00	)(b)	3.03	3.03	—		—	—		0.00	19.51	18.4	166	(0.03)	2.66	2.01	5
Class C
2014	$23.40	$(0.04)		$(0.42)	$(0.46)	—		—	—		—	$22.94	(2.0)%	$31	(0.17)%	3.46%	2.75%	9%
2013	19.82	(0.14)		3.72	3.58	—		—	—		—	23.40	18.1	19	(0.65)	3.49	2.75	5
2012	17.36	(0.02)		2.48	2.46	$(0.00	)(b)	—	$(0.00	)(b)	—	19.82	14.2	17	(0.12)	3.66	2.75	6
2011	19.32	(0.07)		(1.89)	(1.96)	—		—	—		—	17.36	(10.1)	14	(0.40)	3.35	2.76	7
2010	16.44	(0.16)		3.04	2.88	—		—	—		—	19.32	17.5	16	(0.95)	3.41	2.76	5
Class I
2014	$24.04	$0.21		$(0.38)	$(0.17)	—		—	—		—	$23.87	(0.7)%	$668	0.86%	2.46%	1.48%	9%
2013	20.23	0.08		3.81	3.89	$(0.08)		—	$(0.08)		—	24.04	19.2	641	0.35	2.49	1.75	5
2012	17.70	0.17		2.55	2.72	(0.19)		—	(0.19)		$0.00	20.23	15.4	537	0.90	2.66	1.75	6
2011	19.61	0.10		(1.91)	(1.81)	(0.10)		—	(0.10)		0.00	17.70	(9.2)	260	0.55	2.35	1.76	7
2010	16.52	0.02		3.07	3.09	—		—	—		0.00	19.61	18.7	386	0.09	2.41	1.76	5

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.
(c)

The Fund incurred interest expense during the years ended December 31, 2011 and 2010. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.00% and 2.00% (Class AAA and Class A), 2.75% and 2.75% (Class C), and 1.75% and 1.75% (Class I), respectively. For the years ended 2014, 2013, and 2012 the effect of interest expense was minimal.

See accompanying notes to financial statements.

10

The GAMCO Global Opportunity Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Opportunity Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on May 11, 1998.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund employs a fair value model to adjust prices to reflect events affecting the values of certain portfolio securities which occur between the close of trading on the principal market for such securities (foreign exchanges

11

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

and over-the-counter markets) at the time when net asset values of the Fund are determined. If the Fund’s valuation committee believes that a particular event would materially affect net asset value, further adjustment is considered.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;

—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs		Total Market Value at 12/31/14
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Industrials	$ 1,515,799	$ 784,468	$ 2,300,267
Consumer Staples	982,337	1,308,164	2,290,501
Consumer Discretionary	616,663	1,149,642	1,766,305
Information Technology	906,533	276,556	1,183,089
Materials	353,433	762,435	1,115,868
Health Care	70,380	932,123	1,002,503
Financials	—	782,816	782,816
Energy	573,147	—	573,147
Telecommunication Services(a)	—	127,161	127,161

Total Common Stocks	5,018,292	6,123,365	11,141,657

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$5,018,292	$6,123,365	$11,141,657

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2014, certain foreign securities were transferred from Level 1 to Level 2 due to the application of fair value procedures resulting from volatility in U.S. markets after the close of the foreign markets. The beginning of period value of the securities that transferred from Level 1 to Level 2 during the period amounted to $5,801,199 or 48.27% of net assets as of December 31, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

There were no Level 3 investments held at December 31, 2014 or December 31, 2013.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities.

12

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on

13

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences are primarily due to the tax treatment of currency gains and losses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2014, reclassifications were made to decrease accumulated net investment income by $916 and decrease accumulated net realized loss on investments and foreign currency transactions by $916.

The tax character of distributions paid during the year ended December 31, 2013 was ordinary income of $13,508.

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed ordinary income	$40,909
Accumulated capital loss carryforwards	(556,614)
Net unrealized appreciation on investments and foreign currency translations	5,293,638

Total	$4,777,933

At December 31, 2014, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards

14

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

may have an increased likelihood of expiring unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law.

Capital loss carryforward available through 2016	$458,608
Capital loss carryforward available through 2017	98,006

Total capital loss carryforwards	$556,614

During the year ended December 31, 2014, the Fund utilized capital loss carryforwards of $442,803.

At December 31, 2014, the differences between book basis and tax basis unrealized appreciation were primarily due to mark-to-market adjustments on investments in passive foreign investment companies.

The following summarizes the tax cost of investments and the related unrealized appreciation at December 31, 2014:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$5,846,191	$5,630,257	$(334,791)	$5,295,466

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or to reimburse expenses of the Fund to the extent necessary to maintain the annualized total operating expenses of the Fund (excluding brokerage, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) until at least May 1, 2015, at no more than 2.00%, 2.00%, 2.75%, and 1.00% of the value of the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. For the year ended December 31, 2014, the Adviser reimbursed the Fund in the amount of $85,469. In addition, the Fund has agreed, during the two year period following any waiver or reimbursement by the Adviser, to repay such amount to the extent, that after giving the effect to the repayment, such adjusted annualized total operating expenses of the Fund would not exceed 2.00%, 2.00%, 2.75%, and 1.00% (effective August 25, 2014, 1.75% prior to August 25, 2014) of the value of

15

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

the Fund’s average daily net assets for Class AAA, Class A, Class C, and Class I, respectively. The agreement is renewable annually. At December 31, 2014, the cumulative amount which the Fund may repay the Adviser is $167,402.

For the year ended December 31, 2013, expiring December 31, 2015	$81,933
For the year ended December 31, 2014, expiring December 31, 2016	85,469

$167,402

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended, and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee of $3,000 and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $1,038,944 and $1,687,664, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2014, the Fund paid brokerage commissions on security trades of $210 to G.research, Inc., an affiliate of the Adviser. Additionally, the Distributor retained a total of $75 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. The Adviser did not seek a reimbursement during the year ended December 31, 2014.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2014, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2014 was $10,123 with a weighted average interest rate of 1.11%. The maximum amount borrowed at any time during the year ended December 31, 2014 was $143,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them

16

The GAMCO Global Opportunity Fund

Notes to Financial Statements (Continued)

directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	18,562	$450,515	24,418	$548,609
Shares issued upon reinvestment of distributions	—	—	463	10,939
Shares redeemed	(50,704)	(1,227,970)	(39,394)	(857,268)

Net decrease	(32,142)	$(777,455)	(14,513)	$(297,720)

Class A
Shares sold	1,337	$31,947	1,377	$29,743
Shares issued upon reinvestment of distributions	—	—	7	173
Shares redeemed	(1,957)	(46,640)	(2,380)	(52,495)

Net decrease	(620)	$(14,693)	(996)	$(22,579)

Class C
Shares sold	903	$20,720	—	$—
Shares redeemed	(393)	(9,414)	—	—

Net increase	510	$11,306	—	$—

Class I
Shares sold	4,245	$104,869	3,077	$65,337
Shares issued upon reinvestment of distributions	—	—	86	2,041
Shares redeemed	(2,943)	(71,323)	(3,024)	(65,001)

Net increase	1,302	$33,546	139	$2,377

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

17

The GAMCO Global Opportunity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Opportunity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Opportunity Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the Fund’s custodian. We believe that our audits provide a reasonable basis for our opinion.

In In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2015

18

The GAMCO Global Opportunity Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2014, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio manager, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser, and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service and reputation of the Fund’s portfolio manager.

Investment Performance. The Independent Board Members reviewed the short and medium term performance of the Fund against a peer group of global multi-cap growth funds, noting the Fund’s fourth quartile performance for the one year period and third quartile performance for the three and five year periods.

Profitability. The Independent Board Members reviewed summary data regarding the lack of profitability of the Fund to the Adviser both with and without the expense reimbursement arrangement in effect. The Independent Board Members also noted that that a portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker of the Adviser received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop or any losses or diminished profitability to the Adviser in prior years.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the peer group of global multi-cap growth funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services. The Independent Board Members noted that the Fund’s expense ratios after waivers were moderately higher than and the Fund’s size was significantly lower than average within this group and that the Adviser had been waiving substantial portions of its fees in order to make the Fund a more attractive investment. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and an acceptable performance record. The Independent Board Members also concluded that the Fund’s expense ratios were reasonable, particularly in light of the lack of profitability to the Adviser of managing the Fund, and that economies of scale were not a factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board of Directors.

19

The GAMCO Global Opportunity Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Opportunity Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3]:

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 72	Since 1993	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer–Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 70	Since 1993	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5]:

E. Val Cerutti Director Age: 75	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 79	Since 1993	37	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 84	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 –1995)	—

Werner J. Roeder, MD Director Age: 74	Since 1993	23	Former Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 80	Since 1993	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 69	Since 2004	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology) (2005-2007); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

20

The GAMCO Global Opportunity Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years
OFFICERS:

Bruce N. Alpert President Age: 63	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Fund’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

21

Gabelli/GAMCO Funds and Your Personal Privacy

Who are we?

The Gabelli/GAMCO Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC and GAMCO Asset Management Inc., which are affiliated with GAMCO Investors, Inc. GAMCO Investors, Inc. is a publicly held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

—	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

—

Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GAMCO GLOBAL OPPORTUNITY FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Manager Biography

Caesar M. P. Bryan joined GAMCO Asset Management in 1994. He is a member of the global investment team of Gabelli Funds, LLC and portfolio manager of several funds within the Gabelli/GAMCO Fund Complex. Prior to joining Gabelli, Mr. Bryan was a portfolio manager at Lexington Management. He began his investment career in 1979 at Samuel Montagu Company, the London based merchant bank. Mr. Bryan graduated from the University of Southampton in England with a Bachelor of Law and is a member of the English Bar.

We have separated the portfolio manager’s commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio manager’s commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.

THE GAMCO GLOBAL OPPORTUNITY FUND

One Corporate Center

Rye, New York 10580-1422

t   800-GABELLI   (800-422-3554)

f   914-921-5118

e   info@gabelli.com

     GABELLI.COM

Net Asset Value per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, Inc.

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER

AGENT, AND DIVIDEND

DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Opportunity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB403Q414AR

The GAMCO Global Telecommunications Fund

Annual Report — December 31, 2014

(Y)our Portfolio Management Team

Mario J. Gabelli,CFA                Evan D. Miller, CFA        Sergey Dluzhevskiy, CFA, CPA

To Our Shareholders,

For the year ended December 31, 2014, the net asset value (“NAV”) per Class AAA Share of The GAMCO Global Telecommunications Fund decreased 1.3% compared with a decrease of 1.5% for the Morgan Stanley Capital International (“MSCI”) All Country (“AC”) World Telecommunication Services Index. See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2014.

Performance Discussion (Unaudited)

The telecommunications sector lagged the broader market in fourth quarter, which recorded a small gain of 0.6% largely owing to a year-end rally that followed the sharp sell-off in October. Telecoms underperformed in each quarter of 2014, and the cumulative loss of 1.5% compares with a 4.2% gain in the MSCI AC World Index. For 2014, the telecommunications sector proved to be the weakest performing major industry group, with the exceptions of Energy and Materials.

The prolonged investor aversion to telecoms appears somewhat curious in view of the performance of the two most closely ‘related’ sectors of Information Technology (“IT”) and Utilities, with these groups having gained 14.7% and 12.0%, respectively, during 2014. Despite the increasing sophistication of telecommunications services and their critical role in ‘information and communications technology or technologies ( ICT) solutions’ for businesses, and massive global adoption of consumer mobile data applications delivered over smartphones and larger screens, the sector was no substitute for IT. And despite the defensive characteristics and attractive dividends paid by many of the largest cap telecommunication companies, the sector did not benefit from the demand for current returns in utilities. There were a number of bright spots for the group in fourth quarter, most notably in Europe, though these gains were negated by the weak absolute and relative performance of North American telecommunication companies.

Following nine months of flat performance, European telecommunication companies rallied by 7.2% in the fourth quarter, substantially outperforming the broader European market which was unchanged. Mobile service revenue figures reported in the quarter (third quarter results) showed the strongest gains in more than two years virtually across the whole of Europe. Contributing factors were 4G migration (a mobile communications standard allowing wireless internet access at a much higher speed), and the ability to translate the corresponding data growth into revenue gains.

2014 was a challenging year in the world of telecommunications. Nonetheless, it brought with it a number of developments. The demand for mobile data – from users in remote rural areas checking weather forecasts and crop prices, to the most sophisticated high end user multimedia applications, to the explosion of machine to machine connectivity – continues to exceed all but the most optimistic of forecasts.

Selected holdings that contributed positively to performance in 2014 were: Cablevision Systems Corp., Cl. A (2.1% of net assets as of December 31, 2014) owns and operates cable television systems in the United States; Yahoo! Inc. (1.4%) operates as a technology company worldwide; Atlantic Tele-Network Inc. (1.3%) provides wireless and wireline telecommunications services.

Some of our weaker performing stocks during the year were: VimpelCom Ltd ADR (0.8%), among the top ten telecommunications operators worldwide with operations spanning Russia and the CIS, Italy, and the Middle East/Asia; Sistema JSFC, GDR (0.3%) is the largest publicly traded diversified company in Russia and the CIS; and Sprint Corp. (0.3%) provides wireless and wireline communications services to consumers, businesses, and government users.

We appreciate your confidence and trust.

Sincerely yours,

Bruce N. Alpert

President

February 20, 2015

2

Comparative Results

Average Annual Returns through December 31, 2014 (a) (Unaudited)				Since
	1 Year	5 Year	10 Year	Inception (11/1/93)
Class AAA (GABTX)	(1.28)%	7.16%	5.07%	7.82%
MSCI AC World Telecommunication Services Index.	(1.53)	7.98	5.98	N/A
MSCI AC World Index.	4.16	9.17	6.09	6.97(d)
Class A (GTCAX)	(1.30)	7.16	5.08	7.83
With sales charge (b)	(6.97)	5.89	4.46	7.53
Class C (GTCCX)	(2.04)	6.36	4.28	7.27
With contingent deferred sales charge (c)	(3.02)	6.36	4.28	7.27
Class I (GTTIX)	(1.06)	7.43	5.26	7.92

In the current prospectuses dated April 30, 2014, the expense ratios for Class AAA, A, C, and I Shares are 1.64%, 1.64%, 2.39%, and 1.39%, respectively. See page 11 for the expense ratios for the year ended December 31, 2014. Class AAA and Class I Shares do not have a sales charge. The maximum sales charge for Class A and Class C Shares is 5.75% and 1.00%, respectively.

(a)    Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The Fund imposes a 2% redemption fee on shares sold or exchanged within seven days after the date of purchase. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The prospectuses contain information about these and other matters and should be read carefully before investing. To obtain a prospectus, please visit our website at www.gabelli.com. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic, and political risks. The Class AAA Share NAVs per share are used to calculate performance for the periods prior to the issuance of Class A Shares, Class C Shares, and Class I Shares on March 12, 2000, June 2, 2000, and January 11, 2008, respectively. The actual performance for the Class A Shares and Class C Shares would have been lower due to the additional fees and expenses associated with these classes of shares. The actual performance of the Class I Shares would have been higher due to lower expenses related to this class of shares. The MSCI AC World Telecommunication Services Index is an unmanaged index that measures the performance of the global telecommunication securities from around the world. The MSCI AC World Index is an unmanaged market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI AC World Index consists of 45 country indices comprising 24 developed and 21 emerging market country indices. Dividends are considered reinvested. You cannot invest directly in an index.

(b)    Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.

(c)    Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.

(d)    MSCI AC World Index since inception performance is a blend of Gross excluding applicable taxes and Net Performance. This benchmark’s Net performance began on December 29, 2000.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND (CLASS AAA SHARES)

AND MSCI AC WORLD INDEX (Unaudited)

*

Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3

The GAMCO Global Telecommunications Fund Disclosure of Fund Expenses (Unaudited)
For the Six Month Period from July 1, 2014 through December 31, 2014	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The “Annualized Expense Ratio” represents the actual expenses for the last six months and may be different from the expense ratio in the Financial Highlights which is for the year ended December 31, 2014.

	Beginning Account Value 07/01/14	Ending Account Value 12/31/14	Annualized Expenses Ratio	Expense Paid During Period*
The GAMCO Global Telecommunications Fund
Actual Fund Return
Class AAA	$1,000.00	$ 956.80	1.60%	$ 7.89
Class A	$1,000.00	$ 956.60	1.60%	$ 7.89
Class C	$1,000.00	$ 953.20	2.35%	$11.57
Class I	$1,000.00	$ 957.70	1.35%	$ 6.66
Hypothetical 5% Return
Class AAA	$1,000.00	$1,017.14	1.60%	$ 8.13
Class A	$1,000.00	$1,017.14	1.60%	$ 8.13
Class C	$1,000.00	$1,013.36	2.35%	$11.93
Class I	$1,000.00	$1,018.40	1.35%	$ 6.87

*

Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 365.

4

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of December 31, 2014:

The GAMCO Global Telecommunications Fund

Diversified Telecommunications Services	44.8%
Other	28.8%
Wireless Telecommunications Services	28.0%

U.S. Government Obligations	3.0%
Other Assets and Liabilities (Net)	(4.6)%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554).The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

5

The GAMCO Global Telecommunications Fund

Schedule of Investments — December 31, 2014

Shares		Cost	Market Value

	COMMON STOCKS — 100.9%
	DIVERSIFIED TELECOMMUNICATIONS SERVICES — 44.8%
	Africa/Middle East — 0.4%
30,000	Maroc Telecom	$519,312	$378,263
200,000	Pakistan Telecommunication Co. Ltd.(a)	155,766	45,819

		675,078	424,082

	Asia/Pacific — 5.3%
225,000	Asia Satellite Telecommunications Holdings Ltd.	487,155	789,204
9,600	DiGi.Com Berhad	14,361	16,940
170,000	First Pacific Co. Ltd.	92,079	168,583
4,100	First Pacific Co. Ltd., ADR	3,337	19,973
90,000	PCCW Ltd.	74,681	61,511
24,000	Philippine Long Distance Telephone Co., ADR	343,529	1,518,960
14,000	PT Telekomunikasi Indonesia, ADR	112,952	633,220
645,000	Singapore Telecommunications Ltd.	488,360	1,898,992
280,000	Telekom Malaysia Berhad	355,221	550,951
1,930,027	True Corp. Public Co. Ltd., Cl. F†	483,646	651,164
8,075	TT&T Public Co. Ltd., GDR†(a)(b)(c)	100,542	242

		2,555,863	6,309,740

	Europe — 15.1%
14,000	Belgacom SA	428,402	509,916
220,000	Colt Group SA†	398,277	459,476
10,000	Com Hem Holding AB†	72,498	80,815
215,000	Deutsche Telekom AG, ADR	3,876,225	3,416,350
4,507	Hellenic Telecommunications Organization SA†	63,853	49,629
4,000	Hellenic Telecommunications Organization SA, ADR†	27,642	21,440
1,800	Iliad SA	199,312	432,788
20,000	Koninklijke KPN NV	52,583	63,600
6,000	Mobistar SA†	138,906	142,339
13,000	Orange SA, ADR	333,730	219,960
20,000	Portugal Telecom SGPS SA	173,692	20,910
35,000	Portugal Telecom SGPS SA, ADR	146,776	37,100
3,700	Rostelecom OJSC, ADR	79,931	33,633
70,000	Sistema JSFC, GDR	1,286,482	364,700
62,000	Sky Deutschland AG†	543,932	504,157
28,000	Swisscom AG, ADR	699,547	1,468,460
14,500	Tele2 AB, Cl. B	224,910	176,610
650,000	Telecom Italia SpA†	2,471,280	693,723
14,000	Telecom Italia SpA, ADR†	528,665	147,560
254,131	Telefonica SA, ADR	2,577,962	3,611,202
115,000	Telekom Austria AG	1,252,826	768,003
56,000	Telenor ASA	850,079	1,138,334
427,000	TeliaSonera AB	1,312,808	2,760,652

Shares		Cost	Market Value

225,000	VimpelCom Ltd., ADR	$568,479	$939,375

		18,308,797	18,060,732

	Japan — 0.7%
12,000	Nippon Telegraph & Telephone Corp.	442,005	622,241
9,000	Nippon Telegraph & Telephone Corp., ADR	191,035	230,490

		633,040	852,731

	Latin America — 2.0%
37,415,054	LIME†	499,070	157,089
3,300	Oi SA, ADR†	321,405	10,527
90,000	Telecom Argentina SA, ADR	341,454	1,741,500
16,705	Telefonica Brasil SA	345,912	250,682
6,221	Telefonica Brasil SA, ADR	44,430	109,987
2,566	Telefonica Brasil SA, Preference	71,247	45,225
6,714	Telefonica SA	113,227	96,842

		1,736,745	2,411,852

	North America — 21.3%
57,500	AT&T Inc.	1,707,891	1,931,425
23,000	Atlantic Tele-Network Inc.	74,111	1,554,570
28,000	CenturyLink Inc.	857,809	1,108,240
785,000	Cincinnati Bell Inc.†	3,546,260	2,504,150
85,000	EarthLink Holdings Corp.	452,416	373,150
3,721	Equinix Inc.	314,651	843,662
40,000	Frontier Communications Corp.	169,744	266,800
50,000	General Communication Inc., Cl. A†	225,330	687,500
55,000	Internap Corp.†	320,300	437,800
73,400	Level 3 Communications Inc.†	1,994,385	3,624,492
9,000	Lumos Networks Corp.	145,349	151,380
28,600	New ULM Telecom Inc.	339,090	208,780
37,000	Shenandoah Telecommunications Co.	209,718	1,156,250
128,514	Telephone & Data Systems Inc.	2,942,673	3,244,979
60,500	TELUS Corp.	693,465	2,181,395
105,000	Verizon Communications Inc.	3,641,240	4,911,900
24,000	Windstream Holdings Inc.	288,818	197,760

		17,923,250	25,384,233

	TOTAL DIVERSIFIED TELECOM- MUNICATIONS SERVICES	41,832,773	53,443,370

	OTHER — 28.8%
	Africa/Middle East — 0.0%
1,008	Kingdom Financial Holdings Ltd., Cl. L†	0	0
504	Meikles Ltd.†	203	78

		203	78

	Asia/Pacific — 0.7%
68,000	C.P. Pokphand Co. Ltd., ADR	52,895	182,036

See accompanying notes to financial statements.

6

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	OTHER (Continued)
	Asia/Pacific (Continued)
11,500	CJ Hellovision Co. Ltd.	$141,436	$101,906
250,000	Dagang NeXchange Berhad†	105,104	18,233
40,000	Hutchison Whampoa Ltd.	396,391	460,369
15,000	SKY Perfect JSAT Holdings Inc.	69,205	89,539

		765,031	852,083

	Europe — 7.7%
34,500	CDON Group AB†	165,857	77,448
17,250	CDON Group AB, BTA†	29,782	38,945
56,000	G4S plc	0	242,556
56,000	GN Store Nord A/S	380,893	1,226,560
1,224	Gusbourne plc†	1,210	1,269
20,000	InterXion Holding NV†	282,187	546,800
4,600	Kinnevik Investment AB, Cl. A	116,764	152,831
78,000	Kinnevik Investment AB, Cl. B	1,947,375	2,554,457
14,000	Liberty Global plc, Cl. A†	156,201	702,870
61,500	Liberty Global plc, Cl. C†	619,054	2,971,065
50,228	NOS SGPS	356,129	318,236
18,035	PostNL NV, ADR†	215,936	67,271
13,000	Telecity Group plc	149,186	163,006
21,000	Telegraaf Media Groep NV†	453,308	154,754
12,000	Waterloo Investment Holdings Ltd.†	1,432	748

		4,875,314	9,218,816

	Japan — 0.3%
72,000	Furukawa Electric Co. Ltd.	350,157	120,821
15,000	Tokyo Broadcasting System Holdings Inc.	237,742	177,826

		587,899	298,647

	Latin America — 0.4%
15,000	Grupo Televisa SAB, ADR	353,331	510,900
900	Shellshock Ltd.†	521	954

		353,852	511,854

	North America — 19.7%
18,000	AMC Networks Inc., Cl. A†	499,530	1,147,860
1,200	Ascent Capital Group Inc., Cl. A†	20,324	63,516
118,500	Cablevision Systems Corp., Cl. A	1,773,357	2,445,840
7,400	Cogeco Inc.	144,351	389,172
12,000	Comcast Corp., Cl. A, Special	235,713	690,780
4,000	Convergys Corp.	53,716	81,480
16,500	CyrusOne Inc.	308,323	454,575
69,500	DIRECTV†	1,785,484	6,025,650
68,000	DISH Network Corp., Cl. A†	1,519,117	4,956,520
11,000	EchoStar Corp., Cl. A†	311,530	577,500
34,000	Gogo Inc.†	627,513	562,020
160	Google Inc., Cl. A†	33,265	84,906
3,125	Liberty Broadband Corp., Cl. A†	9,703	156,531
3,750	Liberty Broadband Corp., Cl. C†	13,307	186,825

Shares		Cost	Market Value

12,000	Liberty Interactive Corp., Cl. A†	$116,973	$353,040
12,500	Liberty Media Corp., Cl. A†	29,110	440,875
15,000	Liberty Media Corp., Cl. C†	42,140	525,450
1,706	Liberty Ventures, Cl. A†	20,642	64,350
4,000	Rackspace Hosting Inc.†	131,788	187,240
3,000	SJW Corp.	46,068	96,360
3,000	Starz, Cl. A†	4,889	89,100
18,000	The Madison Square Garden Co., Cl. A†	395,985	1,354,680
2,500	Time Warner Cable Inc.	215,560	380,150
4,000	Time Warner Inc.	124,256	341,680
2,000	Twenty-First Century Fox Inc., Cl. B	18,524	73,780
34,000	Yahoo! Inc.†	749,484	1,717,340

		9,230,652	23,447,220

	TOTAL OTHER	15,812,951	34,328,698

	WIRELESS TELECOMMUNICATIONS SERVICES — 27.3%
	Africa/Middle East — 0.9%
40,000	Econet Wireless Zimbabwe Ltd.	20,147	24,000
175,000	Global Telecom Holding, GDR†	989,364	498,750
20,000	MTN Group Ltd.	312,992	382,806
175,000	Orascom Telecom Media and Technology Holding SAE, GDR†(a)	384,753	152,250

		1,707,256	1,057,806

	Asia/Pacific — 3.2%
120,000	Axiata Group Berhad	226,659	241,956
39,000	China Mobile Ltd., ADR	469,468	2,293,980
41,500	China Unicom Hong Kong Ltd., ADR	281,456	558,175
666	Hutchison Telecommunications Hong Kong Holdings Ltd.	63	282
240,000	PT Indosat Tbk†	38,553	78,482
22,000	SK Telecom Co. Ltd., ADR	424,743	594,220
40,000	TIME dotCom Berhad†	81,175	55,827

		1,522,117	3,822,922

	Europe — 7.3%
19,500	Bouygues SA	565,376	707,409
950,000	Cable & Wireless Communications plc	566,695	735,006
6,000	MegaFon OAO, GDR	161,802	82,680
28,000	Millicom International Cellular SA, SDR	2,244,433	2,092,219
10,500	Mobile TeleSystems OJSC, ADR	176,038	75,390
106,000	Turkcell Iletisim Hizmetleri A/S, ADR†	2,057,688	1,602,720
84,000	Vivendi SA	2,289,992	2,103,024
39,455	Vodafone Group plc, ADR	1,815,538	1,348,177

		9,877,562	8,746,625

See accompanying notes to financial statements.

7

The GAMCO Global Telecommunications Fund

Schedule of Investments (Continued) — December 31, 2014

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	WIRELESS TELECOMMUNICATIONS SERVICES (Continued)
	Japan — 4.5%
69,000	KDDI Corp.	$1,544,215	$4,399,340
65,000	NTT DoCoMo Inc.	1,033,152	959,426

		2,577,367	5,358,766

	Latin America — 3.9%
160,000	America Movil SAB de CV, Cl. L, ADR	579,759	3,548,800
50,000	NII Holdings Inc.†	19,113	925
150,000	Tim Participacoes SA	616,034	664,736
18,156	Tim Participacoes SA, ADR	397,815	403,245

		1,612,721	4,617,706

	North America — 7.5%
25,000	NTELOS Holdings Corp.	113,267	104,750
70,000	Rogers Communications Inc., Cl. B	302,612	2,720,200
78,226	Sprint Corp.†	517,985	324,638
44,000	T-Mobile US Inc.†	802,779	1,185,360
115,200	United States Cellular Corp.†	5,452,275	4,588,416

		7,188,918	8,923,364

	TOTAL WIRELESS TELECOMMUNICATIONS SERVICES	24,485,941	32,527,189

	TOTAL COMMON STOCKS	82,131,665	120,299,257

	RIGHTS — 0.0%
	OTHER — 0.0%
	North America — 0.0%
1,375	Liberty Broadband Corp., expire 01/09/15†	0	13,062

	WIRELESS TELECOMMUNICATIONS SERVICES — 0.0%
	North America — 0.0%
2,300	Nextwave Wireless Inc., CPR†	0	106

	TOTAL RIGHTS	0	13,168

	WARRANTS — 0.7%
	WIRELESS TELECOMMUNICATIONS SERVICES — 0.7%
	Asia/Pacific — 0.7%
151,500	Bharti Airtel Ltd., expire 08/04/16†(a)	723,367	847,572

Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 3.0%
$3,612,000	U.S. Treasury Bills, 0.060%††, 05/07/15	$3,611,241	$3,611,498

	TOTAL INVESTMENTS — 104.6%	$86,466,273	124,771,495

	Other Assets and Liabilities (Net) — (4.6)%		(5,511,581)

	NET ASSETS — 100.0%		$119,259,914

(a)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, the market value of Rule 144A securities amounted to $1,045,883 or 0.88% of net assets.

(b)	Illiquid security.
(c)	At December 31, 2014, the Fund held an investment in a restricted security amounting to $242 or 0.00% of net assets, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	12/31/14 Carrying Value Per Share
8,075	TT&T Public Co. Ltd., GDR	03/31/94	$100,542	$0.0300

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPR	Contingent Payment Right
GDR	Global Depositary Receipt
JSFC	Joint Stock Financial Corporation
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	%of Market Value	Market Value
North America	49.2%	$61,379,483
Europe	28.9	36,026,173
Asia/Pacific	9.5	11,832,317
Latin America	6.0	7,541,412
Japan	5.2	6,510,144
Africa/Middle East	1.2	1,481,966

	100.0%	$124,771,495

See accompanying notes to financial statements.

8

The GAMCO Global Telecommunications Fund

Statement of Assets and Liabilities

December 31, 2014

Assets:
Investments, at value (cost $86,466,273)	$124,771,495
Cash	14,589
Deposit at brokers	684
Receivable for Fund shares sold	40
Dividends receivable	170,200
Prepaid expenses	19,000

Total Assets	124,976,008

Liabilities:
Payable for Fund shares redeemed	5,455,491
Payable for investment advisory fees	107,368
Payable for distribution fees	26,883
Payable for accounting fees	11,250
Deferred tax liabilities	25,320
Other accrued expenses	89,782

Total Liabilities	5,716,094

Net Assets
(applicable to 5,048,318 shares outstanding)	$119,259,914

Net Assets Consist of:
Paid-in capital	$81,666,491
Accumulated distributions in excess of net investment income	(254,957)
Accumulated distributions in excess of net realized gain on investments and foreign currency transactions	(428,235)
Net unrealized appreciation on investments (a) .	38,279,902
Net unrealized depreciation on foreign currency translations	(3,287)

Net Assets	$119,259,914

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($115,860,115 ÷ 4,903,572 shares outstanding; 150,000,000 shares authorized)	$23.63

Class A:
Net Asset Value and redemption price per share ($1,113,603 ÷ 47,164 shares outstanding; 50,000,000 shares authorized)	$23.61

Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$25.05

Class C:
Net Asset Value and offering price per share ($620,871 ÷ 27,020 shares outstanding; 50,000,000 shares authorized)	$22.98	(b)

Class I:
Net Asset Value, offering, and redemption price per share ($1,665,325 ÷ 70,562 shares outstanding; 50,000,000 shares authorized)	$23.60

(a)	Includes deferred Thailand capital gains tax of $25,320.
(b)	Redemption price varies based on the length of time held.

Statement of Operations

For the Year Ended December 31, 2014

Investment Income:
Dividends (net of foreign withholding taxes of
$226,444)	$4,009,190
Interest	3,599

Total Investment Income	4,012,789

Expenses:
Investment advisory fees	1,321,494
Distribution fees - Class AAA	322,020
Distribution fees - Class A	3,150
Distribution fees - Class C	7,130
Shareholder services fees	139,660
Shareholder communications expenses	77,082
Custodian fees	71,928
Accounting fees	45,000
Registration expenses	44,559
Directors’ fees	39,743
Legal and audit fees	37,275
Interest expense	2,039
Miscellaneous expenses	20,770

Total Expenses	2,131,850

Net Investment Income	1,880,939

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	4,884,737
Net realized loss on foreign currency transactions	(8,717)

Net realized gain on investments and foreign currency transactions	4,876,020

Net change in unrealized appreciation/depreciation:
on investments (a)	(9,555,110)
on foreign currency translations	(4,272)

Net change in unrealized appreciation on investments and foreign currency translations	(9,559,382)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(4,683,362)

Net Decrease in Net Assets Resulting from Operations	$(2,802,423)

See accompanying notes to financial statements.

9

The GAMCO Global Telecommunications Fund

Statement of Changes in Net Assets

	Year Ended December 31, 2014	Year Ended December 31, 2013
Operations:
Net investment income	$1,880,939	$2,117,349
Net realized gain on investments and foreign currency transactions	4,876,020	3,168,539
Net change in unrealized appreciation on investments and foreign currency translations	(9,559,382)	23,228,528

Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,802,423)	28,514,416

Distributions to Shareholders:
Net investment income
Class AAA	(1,873,318)	(1,997,741)
Class A	(17,175)	(24,843)
Class C	(4,514)	(5,520)
Class I	(30,082)	(30,326)

	(1,925,089)	(2,058,430)

Net realized gain
Class AAA	(2,652,047)	—
Class A	(24,549)	—
Class C	(14,064)	—
Class I	(36,335)	—

	(2,726,995)	—

Total Distributions to Shareholders	(4,652,084)	(2,058,430)

Capital Share Transactions:
Class AAA	(14,414,703)	(5,880,360)
Class A	(507,286)	101,754
Class C	(157,933)	(178,963)
Class I	(54,318)	461,049

Net Decrease in Net Assets from Capital Share Transactions	(15,134,240)	(5,496,520)

Redemption Fees	1,094	70

Net Increase/(Decrease) in Net Assets	(22,587,653)	20,959,536
Net Assets:
Beginning of year	141,847,567	120,888,031

End of year (including undistributed net investment income of $0 and $0, respectively)	$119,259,914	$141,847,567

See accompanying notes to financial statements.

10

The GAMCO Global Telecommunications Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

		Income (Loss) from Investment Operations			Distributions							Ratios to Average Net Assets Supplemental Data
Year Ended December 31	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gain	Total Distributions	Redemption Fees(a)(b)	Net Asset Value, End of Year	Total Return†	Net Assets End of Year (in 000’s)	Net Investment Income	Operating Expenses	Portfolio Turnover Rate
Class AAA
2014	$24.85	$0.35	$(0.66)	$(0.31)	$(0.38)	$(0.53)	$(0.91)	$0.00	$23.63	(1.3)%	$115,860	1.43%	1.61%	3%
2013	20.20	0.37	4.65	5.02	(0.37)	—	(0.37)	0.00	24.85	24.9	137,545	1.66	1.64	3
2012	18.60	0.33	1.64	1.97	(0.37)	—	(0.37)	0.00	20.20	10.6	117,767	1.71	1.70	2
2011	20.43	0.41	(1.79)	(1.38)	(0.45)	—	(0.45)	0.00	18.60	(6.7)	123,919	1.99	1.61	5
2010	18.71	0.34	1.75	2.09	(0.37)	—	(0.37)	(0.00)	20.43	11.2	154,280	1.76	1.62	6
Class A
2014	$24.83	$0.39	$(0.70)	$(0.31)	$(0.38)	$(0.53)	$(0.91)	$0.00	$23.61	(1.3)%	$1,114	1.53%	1.61%	3%
2013	20.19	0.36	4.65	5.01	(0.37)	—	(0.37)	0.00	24.83	24.8	1,678	1.61	1.64	3
2012	18.59	0.32	1.65	1.97	(0.37)	—	(0.37)	0.00	20.19	10.6	1,290	1.65	1.70	2
2011	20.42	0.45	(1.84)	(1.39)	(0.44)	—	(0.44)	0.00	18.59	(6.8)	1,374	2.17	1.61	5
2010	18.70	0.36	1.73	2.09	(0.37)	—	(0.37)	(0.00)	20.42	11.2	1,901	1.87	1.62	6
Class C
2014	$24.17	$0.19	$(0.67)	$(0.48)	$(0.18)	$(0.53)	$(0.71)	$0.00	$22.98	(2.0)%	$621	0.76%	2.36%	3%
2013	19.64	0.20	4.50	4.70	(0.17)	—	(0.17)	0.00	24.17	23.9	814	0.92	2.39	3
2012	18.10	0.19	1.58	1.77	(0.23)	—	(0.23)	0.00	19.64	9.8	815	0.99	2.45	2
2011	19.88	0.25	(1.73)	(1.48)	(0.30)	—	(0.30)	0.00	18.10	(7.4)	843	1.27	2.36	5
2010	18.25	0.19	1.69	1.88	(0.25)	—	(0.25)	(0.00)	19.88	10.3	890	1.04	2.37	6
Class I
2014	$24.83	$0.37	$(0.62)	$(0.25)	$(0.45)	$(0.53)	$(0.98)	$0.00	$23.60	(1.1)%	$1,665	1.45%	1.36%	3%
2013	20.18	0.43	4.64	5.07	(0.42)	—	(0.42)	0.00	24.83	25.2	1,811	1.94	1.39	3
2012	18.58	0.39	1.63	2.02	(0.42)	—	(0.42)	0.00	20.18	10.9	1,016	1.96	1.45	2
2011	20.41	0.44	(1.77)	(1.33)	(0.50)	—	(0.50)	0.00	18.58	(6.5)	504	2.17	1.36	5
2010	18.70	0.39	1.74	2.13	(0.42)	—	(0.42)	(0.00)	20.41	11.4	411	2.06	1.37	6

†

Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the year and sold at the end of the year including reinvestment of distributions and does not reflect applicable sales charges.

(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	Amount represents less than $0.005 per share.

See accompanying notes to financial statements.

11

The GAMCO Global Telecommunications Fund

Notes to Financial Statements

1. Organization. The GAMCO Global Telecommunications Fund, a series of GAMCO Global Series Funds, Inc. (the “Corporation”), was incorporated on July 16, 1993 in Maryland. The Fund is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and one of four separately managed portfolios (collectively, the “Portfolios”) of the Corporation. The Fund’s primary objective is capital appreciation. The Fund commenced investment operations on November 1, 1993.

The Fund may invest a high percentage of its assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (“GAAP”) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and

12

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

—	Level 1 — quoted prices in active markets for identical securities;
—	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and
—	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Valuation Inputs
	Level 1	Level 2 Other Significant	Level 3 Significant	Total Market Value
	Quoted Prices	Observable Inputs	Unobservable Inputs	at 12/31/14
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DIVERSIFIED TELECOMMUNICATIONS
SERVICES
Asia/Pacific	$ 5,658,334	$ 651,164	$ 242	$ 6,309,740
Other Regions (a)	47,133,630	—	—	47,133,630
OTHER
Africa/Middle East	78	—	0	78
Europe	9,218,068	—	748	9,218,816
Other Regions (a)	25,109,804	—	—	25,109,804
WIRELESS TELECOMMUNICATIONS
SERVICES
All Regions (a)	32,527,189	—	—	32,527,189

Total Common Stocks	119,647,103	651,164	990	120,299,257

Rights (a)	13,062	—	106	13,168
Warrants (a)	—	847,572	—	847,572
U.S. Government Obligations	—	3,611,498	—	3,611,498

TOTAL INVESTMENTS IN SECURITIES – ASSETS	$119,660,165	$5,110,234	$1,096	$124,771,495

(a)	Please refer to the Schedule of Investments for the regional classifications of these portfolio holdings.

The Fund did not have material transfers among Level 1, Level 2, and Level 3 during the year ended December 31, 2014. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value

13

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

14

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of December 31, 2014, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the tax treatment of currency gains and losses and recharacterization of distributions. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2014, reclassifications were made to increase accumulated distributions in excess of net investment income by $5,809 and decrease accumulated distributions in excess of net realized gain on investments and foreign currency transactions by $5,809.

15

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Year Ended December 31, 2014	Year Ended December 31, 2013
Distributions paid from:
Ordinary income	$1,922,181	$2,058,430
Net long term capital gains	2,729,903	—

Total distributions paid	$4,652,084	$2,058,430

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2014, the components of accumulated earnings/losses on a tax basis were as follows:

Undistributed long term capital gains	$152
Net unrealized appreciation on investments and foreign currency translations	37,593,271

Total	$37,593,423

During the year ended December 31, 2014, the Fund utilized capital loss carryforwards of $2,004,152.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward for an unlimited period capital losses incurred. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses.

At December 31, 2014, the temporary differences between book basis and tax basis unrealized appreciation were primarily due to deferral of losses from wash sales for tax purposes and mark-to-market adjustments on investments no longer considered a passive foreign investment company.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2014.

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$87,149,617	$49,985,765	$(12,363,887)	$37,621,878

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the year ended December 31, 2014, the Fund did not incur any income tax, interest, or penalties. As of December 31, 2014, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily

16

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Corporation pays each Director who is not considered to be an affiliated person an annual retainer of $6,000 plus $1,000 for each Board meeting attended and they are reimbursed for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Chairman of the Audit Committee receives an annual fee $3,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for attending certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Corporation.

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the “Plan”) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the “Distributor”), an affiliate of the Fund, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2014, other than short term securities and U.S. Government obligations, aggregated $4,482,920 and $18,133,738, respectively.

6. Transactions with Affiliates. During the year ended December 31, 2014, the Fund paid brokerage commissions on security trades of $5,036 to G.research, Inc., an affiliate of the Adviser. Additionally, the Distributor retained a total of $780 from investors representing commissions (sales charges and underwriting fees) on sales and redemptions of Fund shares.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the year ended December 31, 2014, the Fund paid or accrued $45,000 to the Adviser in connection with the cost of computing the Fund’s NAV.

7. Line of Credit. The Fund participates in an unsecured line of credit of up to $75,000,000 under which it may borrow up to 10% of its net assets from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at the higher of the sum of the overnight LIBOR rate plus 100 basis points or the sum of the federal funds rate plus 100 basis points at the time of borrowing. This amount, if any, would be included in “Interest expense” in the Statement of Operations. At December 31, 2014, there were no borrowings outstanding under the line of credit.

The average daily amount of borrowings outstanding under the line of credit during the year ended December 31, 2014 was $108,715 with a weighted average interest rate of 1.11%. The maximum amount borrowed at any time during the year ended December 31, 2014 was $5,102,000.

8. Capital Stock. The Fund offers four classes of shares – Class AAA Shares, Class A Shares, Class C Shares, and Class I Shares. Class AAA Shares are offered without a sales charge only to investors who acquire them directly from the Distributor, through selected broker/dealers, or the transfer agent. Class I Shares are offered without a sales charge, directly through the Distributor or brokers that have entered into selling agreements specifically with respect to Class I Shares. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

17

The GAMCO Global Telecommunications Fund

Notes to Financial Statements (Continued)

The Fund imposes a redemption fee of 2.00% on all classes of shares that are redeemed or exchanged on or before the seventh day after the date of a purchase. The redemption fee is deducted from the proceeds otherwise payable to the redeeming shareholders and is retained by the Fund as an increase in paid-in capital. The redemption fees retained by the Fund during the years ended December 31, 2014 and 2013, if any, can be found in the Statement of Changes in Net Assets under Redemption Fees.

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2013		Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class AAA
Shares sold	898,354	$22,616,057	446,317	$10,341,793
Shares issued upon reinvestment of distributions	180,409	4,308,183	77,707	1,902,271
Shares redeemed	(1,709,727)	(41,338,943)	(819,427)	(18,124,424)

Net decrease	(630,964)	$(14,414,703)	(295,403)	$(5,880,360)

Class A
Shares sold	9,650	$234,172	15,376	$356,740
Shares issued upon reinvestment of distributions	1,395	33,285	908	22,210
Shares redeemed	(31,457)	(774,743)	(12,604)	(277,196)

Net increase/decrease	(20,412)	$(507,286)	3,680	$101,754

Class C
Shares sold	2,301	$54,683	4,790	$103,151
Shares issued upon reinvestment of distributions	586	13,606	178	4,241
Shares redeemed	(9,527)	(226,222)	(12,817)	(286,355)

Net decrease	(6,640)	$(157,933)	(7,849)	$(178,963)

Class I
Shares sold	31,248	$779,755	46,604	$1,012,058
Shares issued upon reinvestment of distributions	2,167	51,691	1,015	24,827
Shares redeemed	(35,803)	(885,764)	(24,986)	(575,836)

Net increase/decrease	(2,388)	$(54,318)	22,633	$461,049

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

18

The GAMCO Global Telecommunications Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors of GAMCO Global Series Funds, Inc. and the

Shareholders of The GAMCO Global Telecommunications Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The GAMCO Global Telecommunications Fund (the “Fund”), one of the series constituting GAMCO Global Series Funds, Inc., as of December 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at December 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2015

19

The GAMCO Global Telecommunications Fund

Board Consideration and Re-Approval of Investment Advisory Agreements (Unaudited)

During the six months ended December 31, 2014, the Board of Directors of the Corporation approved the continuation of the investment advisory agreement with the Adviser for the Fund on the basis of the recommendation by the directors (the “Independent Board Members”) who are not “interested persons” of the Fund. The following paragraphs summarize the material information and factors considered by the Independent Board Members as well as their conclusions relative to such factors.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the Fund’s portfolio managers, the depth of the analyst pool available to the Adviser and the Fund’s portfolio managers, the scope of supervisory, administrative, shareholder, and other services supervised or provided by the Adviser and the absence of significant service problems reported to the Board. The Independent Board Members noted the experience, length of service, and reputation of the Fund’s portfolio managers.

Investment Performance. The Independent Board Members reviewed the short, medium, and long term performance of the Fund against a peer group of global telecommunications funds, noting that the Fund’s performance was in the third quartile in its peer group for the one, three, and five year periods.

Profitability. The Independent Board Members reviewed summary data regarding the profitability of the Fund to the Adviser both with a pro rata administrative charge and with a standalone administrative charge. The Independent Board Members also noted that a substantial portion of the Fund’s portfolio transactions were executed by an affiliated broker of the Adviser and that another affiliated broker received distribution fees and minor amounts of sales commissions.

Economies of Scale. The Independent Board Members discussed the major elements of the Adviser’s cost structure and the relationship of those elements to potential economies of scale and reviewed rudimentary data relating to the impact of 20% growth in the Fund on the Adviser’s profitability.

Sharing of Economies of Scale. The Independent Board Members noted that the investment management fee schedule for the Fund does not take into account any potential economies of scale that may develop.

Service and Cost Comparisons. The Independent Board Members compared the expense ratios of the investment management fee, other expenses, and total expenses of the Fund with similar expense ratios of the Lipper peer group of telecommunication funds and noted that the Adviser’s management fee includes substantially all administrative services of the Fund as well as investment advisory services of the Adviser. The Independent Board Members noted that the Fund’s expense ratio was above average and the Fund’s size was below average within this group. The Independent Board Members were presented with, but did not consider to be material to their decision, various information comparing the advisory fee with the fee for other types of accounts managed by the Adviser.

Conclusions. The Independent Board Members concluded that the Fund enjoyed highly experienced portfolio management services, good ancillary services, and a performance record that was satisfactory. The Independent Board Members also concluded that the Fund’s expense ratios and the profitability to the Adviser of managing the Fund were reasonable, and that economies of scale were not a significant factor in their thinking at this time. The Independent Board Members did not view the potential profitability of ancillary services as material to their decision. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the investment management agreement to the full Board of Directors.

20

The GAMCO Global Telecommunications Fund

Additional Fund Information (Unaudited)

The business and affairs of the Fund are managed under the direction of the Corporation’s Board of Directors. Information pertaining to the Directors and officers of the Fund is set forth below. The Corporation’s Statement of Additional Information includes additional information about the Fund’s Directors and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The GAMCO Global Telecommunications Fund at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Director	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director[4]

INTERESTED DIRECTORS[3] :

Mario J. Gabelli, CFA Director and Chief Investment Officer Age: 72	Since 1993	28	Chairman, Chief Executive Officer, and Chief Investment Officer–Value Portfolios of GAMCO Investors, Inc., and Chief Investment Officer– Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/ Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/ GAMCO Fund Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group, Inc. (communications); Director of RLJ Acquisition Inc. (blank check company) (2011-2012)

John D. Gabelli Director Age: 70	Since 1993	10	Senior Vice President of G.research, Inc.	—

INDEPENDENT DIRECTORS[5] :

E. Val Cerutti Director Age: 75	Since 2001	7	Chief Executive Officer of Cerutti Consultants, Inc.	Director of LGL Group, Inc. (diversified manufacturing) (1990-2009)

Anthony J. Colavita Director Age: 79	Since 1993	37	President of the law firm of Anthony J. Colavita, P.C.	—

Arthur V. Ferrara Director Age: 84	Since 2001	8	Former Chairman of the Board and Chief Executive Officer of The Guardian Life Insurance Company of America (1993 –1995)	—

Werner J. Roeder, MD Director Age: 74	Since 1993	23	Former Medical Director of Lawrence Hospital and practicing private physician	—

Anthonie C. van Ekris Director Age: 80	Since 1993	20	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	—

Salvatore J. Zizza Director Age: 69	Since 2004	31	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling) (since 2005); Chairman of Harbor Diversified, Inc. (pharmaceuticals) (since 1999); Chairman of BAM (semiconductor and aerospace manufacturing) (since 2000); Chairman of Bergen Cove Realty Inc. (since 2002)	Director and Vice Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified, Inc. (pharmaceuticals); Chairman of Bion Environmental Technologies (technology) (2005-2007); Director, Chairman, and CEO of General Employment Enterprises (staffing services) (2009-2012)

21

The GAMCO Global Telecommunications Fund

Additional Fund Information (Continued) (Unaudited)

Name, Position(s) Address[1] and Age	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

Bruce N. Alpert President Age: 63	Since 2003	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; and an Officer of registered investment companies in the Gabelli/GAMCO Fund Complex; Director of Teton Advisors, Inc. 1998-2012; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998-2008; Senior Vice President of GAMCO Investors, Inc. since 2008

Andrea R. Mango Secretary Age: 42	Since November 2013	Counsel of Gabelli Funds, LLC; Corporate Vice President within the Corporate Compliance Department of New York Life Insurance Company 2011-2013; Vice President and Counsel of Deutsche Bank 2006-2011

Agnes Mullady Treasurer Age: 56	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Fund Complex

Richard J. Walz Chief Compliance Officer Age: 55	Since November 2013	Chief Compliance Officer of the Gabelli/GAMCO Fund Complex; Chief Compliance Officer of AEGON USA Investment Management LLC 2011-2013; Chief Compliance Officer of Cutwater Asset Management 2004-2011

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]

Each Director will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Corporation’s By-Laws and Articles of Incorporation. Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]

“Interested person” of the Corporation as defined in the 1940 Act. Messrs. Gabelli are each considered an “interested person” because of their affiliation with Gabelli Funds, LLC which acts as the Corporation’s investment adviser. Mario J. Gabelli and John D. Gabelli are brothers.

[4]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.

[5]	Directors who are not interested persons are considered “Independent” Directors.

22

THE GAMCO GLOBAL TELECOMMUNICATIONS FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1977 and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Evan D. Miller, CFA, joined G.research, Inc. in 2002 as a research analyst following the telecommunications industry on a global basis. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and of the Fund. Prior to joining Gabelli, his career spanned nearly a quarter century in the telecommunications industry with corporate strategy and business development positions. Mr. Miller holds an M.B.A. in Finance from the University of Chicago and a B.A. in Economics from Northwestern University.

Sergey Dluzhevskiy, CFA, CPA, joined G.research, Inc. in 2005 as a research analyst covering the North American telecommunications industry. Currently, he continues to specialize in the industry and also serves as a portfolio manager of Gabelli Funds, LLC and of the Fund. Prior to joining Gabelli, Mr. Dluzhevskiy was a senior accountant at Deloitte. He received his undergraduate degree from Case Western Reserve University and a Master’s of Business Administration at the Wharton School of the University of Pennsylvania.

2014 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 2014, the Fund paid to shareholders ordinary income distributions (comprised of net investment income) totaling $0.377, $0.373, $0.171, and $0.442, per share for Class AAA, Class A, Class C, and Class I Shares, respectively, and long term capital gains totaling $2,729,903, or the maximum allowable. The distribution of long term capital gains has been designated as a capital gain dividend by the Fund’s Board of Directors. For the year ended December 31, 2014, 40.19% of the ordinary income distribution qualifies for the dividends received deduction available to corporations. The Fund designates 100% of the ordinary income distribution as qualified dividend income pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 0.03% of the ordinary income distribution as qualified interest income pursuant to the Tax Relief, Unemployment Reauthorization, and Job Creation Act of 2010. Also for the year 2014, the Fund passed through foreign tax credits of $0.039 per share to Class AAA, Class A, Class C, and Class I Shares.

U.S. Government Income:

The percentage of the ordinary income distribution paid by the Fund during the year ended December 31, 2014 which was derived from U.S. Treasury securities was 0.03%. Such income is exempt from state and local tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund’s fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2014. The percentage of U.S. Government securities held as of December 31, 2014 was 3.03%. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax adviser as to the applicability of the information provided to your specific situation.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

GAMCO Global Series Funds, Inc.
THE GAMCO GLOBAL TELECOMMUNICATIONS FUND
One Corporate Center
Rye, New York 10580-1422

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Value per share available daily by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Mario J. Gabelli, CFA

Chairman and

Chief Executive Officer,

GAMCO Investors, Inc.

E. Val Cerutti

Chief Executive Officer,

Cerutti Consultants, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

Arthur V. Ferrara

Former Chairman and

Chief Executive Officer,

Guardian Life Insurance

Company of America

John D. Gabelli

Senior Vice President,

G.research, Inc.

Werner J. Roeder, MD

Former Medical Director,

Lawrence Hospital

Anthonie C. van Ekris

Chairman,

BALMAC International, Inc.

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President

Andrea R. Mango

Secretary

Agnes Mullady

Treasurer

Richard J. Walz

Chief Compliance Officer

DISTRIBUTOR

G.distributors, LLC

CUSTODIAN, TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

This report is submitted for the general information of the shareholders of The GAMCO Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GAB401Q414AR

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Directors has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $96,850 for 2013 and $99,900 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2013 and $0 for 2014.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $15,596 for 2013 and $17,208 for 2014. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns and fees relate to Passive Foreign Investment Company identification database subscription fees, billed on an annual basis.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2013 and $0 for 2014.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $43,720 for 2013 and $48,145 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GAMCO Global Series Funds, Inc.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/06/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date 3/06/2015

By (Signature and Title)* /s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date 3/06/2015

* Print the name and title of each signing officer under his or her signature.